Please vote today

We need your input on an important proposal that affects your investment.

Online
www.proxy-direct.com

Phone
1-800-337-3503

Mail
Sign and return the enclosed voting card

John Hancock
INVESTMENTS

November 9, 2017

Your action is required. Please vote today.

Dear John Hancock Small Company Fund shareholder:

At John Hancock Investments, we continually review our lineup of mutual funds to ensure that each fund continues to serve the best interests of shareholders. Included in that assessment is a review of account fees and whether funds are growing large enough to achieve beneficial economies of scale. On occasions where funds are not meeting this potential, we have taken action, and we believe your fund would benefit from such action today. After careful consideration, we proposed, and your fund’s Trustees agreed, that shareholders would benefit from a merger of John Hancock Small Company Fund into John Hancock Small Cap Core Fund.

Advantages of the proposed merger:

•
Expected economies of scale and potentially lower expenses in the future. Following the reorganization, the net expense ratios of each class of shares of Small Cap Core Fund are estimated to be lower than the corresponding current expense ratios of Small Company Fund. Moreover, as fixed costs are spread across the larger asset base of a combined fund with greater potential for asset growth, overall gross shareholder expenses may be reduced in the future.

•
Similar investment objective. The proposed merger is expected to allow John Hancock Small Company Fund shareholders to pursue a similar investment objective in a larger combined fund that focuses on small-cap stocks. John Hancock Small Cap Core Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies.

•
Continuity of management. John Hancock Advisers, LLC serves as investment advisor to your fund and John Hancock Small Cap Core Fund and will continue to serve as the investment advisor to the combined fund. However, your fund’s portfolio team will change from a team at Mesirow Financial to the small cap equity team at John Hancock Asset Management, led by Bill Talbot, CFA. Bill has managed U.S. small-cap portfolios for more than 15 years and has been investing since 1986. He is head of U.S. small-cap equities at John Hancock Asset Management.

•
Favorable performance record. Under Mr. Talbot’s leadership, John Hancock Small Cap Core Fund has outperformed your fund for the year-to-date, one-year, and three-year trailing periods ended June 30, 2017, although it is understood that no assurances may be given that the combined fund will achieve any particular level of performance after the Reorganization.

How to vote

This reorganization cannot proceed without the approval of shareholders, so a special shareholder meeting has been scheduled to take place on or about January 26, 2018, at the offices of John Hancock Advisers at 601 Congress Street in Boston, Massachusetts. While you may attend the meeting in person, voting today will save on the potential cost of future mailings required to obtain shareholder votes. You have multiple options available for how to cast your proxy vote:

Online: www.proxy-direct.com

Phone: Call 1-800-337-3503

Mail: by returning the enclosed proxy card(s)

I encourage you to read the enclosed proxy statement and prospectus for more information, and I thank you for acting on this matter today.

Sincerely,
Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

Please vote today

We need your input on an important proposal that affects your investment.

Online

Phone

Mail

John Hancock INVESTMENTS

November 9, 2017

Your action is required. Please vote today.

Dear John Hancock Small Company Fund shareholder:

At John Hancock Investments, we continually review our lineup of mutual funds to ensure that each fund continues to serve the best interests of shareholders. Included in that assessment is a review of account fees and whether funds are growing large enough to achieve beneficial economies of scale. On occasions where funds are not meeting this potential, we have taken action, and we believe your fund would benefit from such action today. After careful consideration, we proposed, and your fund’s Trustees agreed, that shareholders would benefit from a merger of John Hancock Small Company Fund into John Hancock Small Cap Core Fund.

Advantages of the proposed merger:

•
Expected economies of scale and potentially lower expenses in the future. Following the reorganization, the expense ratios of each class of shares of Small Cap Core Fund are estimated to be lower than the corresponding current net expense ratios of Small Company Fund. Moreover, as fixed costs are spread across the larger asset base of a combined fund with greater potential for asset growth, overall gross shareholder expenses may be reduced in the future.

•
Similar investment objective. The proposed merger is expected to allow John Hancock Small Company Fund shareholders to pursue a similar investment objective in a larger combined fund that focuses on small-cap stocks. John Hancock Small Cap Core Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies.

•
Continuity of management. John Hancock Advisers, LLC serves as investment advisor to your fund and John Hancock Small Cap Core Fund and will continue to serve as the investment advisor to the combined fund. However, your fund’s portfolio team will change from a team at Mesirow Financial to the small cap equity team at John Hancock Asset Management, led by Bill Talbot, CFA. Bill has managed U.S. small-cap portfolios for more than 15 years and has been investing since 1986. He is head of U.S. small-cap equities at John Hancock Asset Management.

•
Favorable performance record. Under Mr. Talbot’s leadership, John Hancock Small Cap Core Fund has outperformed your fund for the year-to-date, one-year, and three-year trailing periods ended June 30, 2017, although it is understood that no assurances may be given that the combined fund will achieve any particular level of performance after the Reorganization.

How to vote

This reorganization cannot proceed without the approval of shareholders, so a special shareholder meeting has been scheduled to take place on or about January 26, 2018, at the offices of John Hancock Advisers at 601 Congress Street in Boston, Massachusetts. While you may attend the meeting in person, voting today will save on the potential cost of future mailings required to obtain shareholder votes. You have multiple options available for how to cast your proxy vote:

Online: by visiting the website on your proxy card(s) and entering your control number

Phone: by calling the number listed on your proxy card(s)

Mail: by returning the enclosed proxy card(s)

I encourage you to read the enclosed proxy statement and prospectus for more information, and I thank you for acting on this matter today.

Sincerely,
Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

JOHN HANCOCK SMALL COMPANY FUND
(a series of John Hancock Funds III)

(the “Fund”)

601 Congress Street
Boston, MA 02210

Notice of Special Meeting of Shareholders
Scheduled for January 26, 2018

This is the formal agenda for the Fund’s shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

To the shareholders of the Fund:

A shareholder meeting of the Fund will be held at 601 Congress Street, Boston, Massachusetts, on January 26, 2018, at 2:00 P.M. to consider the following:

1.
A proposal to approve an Agreement and Plan of Reorganization between John Hancock Small Company Fund (“Small Company Fund”), a series of John Hancock Funds III, and John Hancock Small Cap Core Fund (“Small Cap Core Fund”), a series of John Hancock Investment Trust. Under this agreement, Small Company Fund would transfer all of its assets to Small Cap Core Fund in exchange for shares of Small Cap Core Fund. These shares would be distributed, as described in the accompanying combined proxy statement and prospectus, proportionately to you and the other shareholders of Small Company Fund. Small Cap Core Fund would also assume substantially all of Small Company Fund’s liabilities. Your Fund’s Board of Trustees recommends that you vote FOR this proposal.

2.	Any other business that may properly come before the meeting.

Shareholders of record as of the close of business on November 1, 2017, are entitled to vote at the meeting and any related follow-up meetings.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card(s). If shareholders do not return their proxies in sufficient numbers, it may result in the need for additional shareholder solicitation efforts.

By order of the Board of Trustees,

/s/ Ariel Ayanna

Ariel Ayanna
Assistant Secretary, John Hancock Funds III

Boston, Massachusetts, November 9, 2017

PROXY STATEMENT of
John Hancock Small Company Fund,
a series of John Hancock Funds III (the “Acquired Fund Trust”)
(“Small Company Fund,” the “Acquired Fund,” or “your Fund”)

PROSPECTUS for
John Hancock Small Cap Core Fund,
a series of John Hancock Investment Trust (the “Acquiring Fund Trust”)
(“Small Cap Core Fund” or the “Acquiring Fund”)
(Small Cap Core Fund, together with Small Company Fund, the “Funds,” and each a “Fund”)

The address of each Fund is 601 Congress Street, Boston, Massachusetts 02210.

* * * * * *

This proxy statement and prospectus (the “Proxy/Prospectus”) contains the information shareholders should know before voting on the proposed reorganization of their Fund into Small Cap Core Fund (the “Reorganization”). Please read it carefully and retain it for future reference.

	Acquired Fund	Acquiring Fund
Proposal	Small Company Fund	Small Cap Core Fund

How the Reorganization Will Work

▪
Your Fund will transfer all of its assets to Small Cap Core Fund. Small Cap Core Fund will assume substantially all of your Fund’s liabilities (other than any liabilities of your Fund arising under the Agreement and Plan of Reorganization between your Fund and Small Cap Core Fund).

▪
Small Cap Core Fund will issue Class A shares to your Fund in an amount equal to the value of your Fund’s net assets attributable to its Class A shares. These shares will be distributed to your Fund’s Class A shareholders in proportion to their holdings on the Reorganization date.

▪
Small Cap Core Fund will issue Class I shares to your Fund in an amount equal to the value of your Fund’s net assets attributable to its Class I and Class ADV shares. These shares will be distributed to your Fund’s Class I and Class ADV shareholders in proportion to their holdings on the Reorganization date.

▪
Small Cap Core Fund will issue Class R6 shares to your Fund in an amount equal to the value of your Fund’s net assets attributable to its Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares. These shares will be distributed to your Fund’s Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shareholders in proportion to their holdings on the Reorganization date.

▪
The determination as to what share class of the Small Cap Core Fund each current Small Company Fund shareholder will receive is based on, in part, the fees and expenses and expense structure of the respective share classes.

▪	No sales charges will be imposed on shares of Small Cap Core Fund received by shareholders of your Fund.
▪	Your Fund will be terminated and shareholders of your Fund will become shareholders of Small Cap Core Fund.
▪	For U.S. federal income tax purposes, the Reorganization is not intended to result in the recognition of income, gain, or loss by your Fund, Small Cap Core Fund, or the shareholders of your Fund.

Rationale for the Reorganization

The Reorganization is intended to consolidate your Fund with a similar fund, advised by John Hancock Advisers, LLC (the “Advisor” or “JHA”). Mesirow Financial Investment Management, Inc. (“Mesirow”) serves as the subadvisor of the Acquired Fund and John Hancock Asset Management a division of Manulife Asset Management (US) LLC (“JHAM (US)”) serves as the subadvisor of the Acquiring Fund. It is expected that the combined Fund will continue to be managed by the same portfolio management team that currently manages the Acquiring Fund. The Reorganization is expected to allow your Fund’s shareholders to pursue a similar investment objective in a larger combined Fund that focuses on small-cap stocks. Your Fund seeks maximum long-term total return as its investment objective, and the Acquiring Fund seeks (and the combined Fund will seek) long-term capital appreciation. The shareholders of your Fund would continue to receive the benefits of investing in a portfolio focused on small-cap stocks. Although the Funds currently have relatively few portfolio securities in common, the combined Fund’s portfolio will be substantially similar to the Acquiring Fund’s current portfolio.

Each Fund incurs costs for legal, accounting, transfer agency services, insurance, and custodial and administrative services. Many of these resources and costs are duplicative. The combination of these Funds resulting from the Reorganization may enable the combined Fund to benefit from the ability to spread fixed expenses over a larger asset base in a manner that may contribute to a lower expense ratio in the long-term than each Fund would achieve separately, both before and after any current fee waivers. The Acquiring Fund’s current management fees are lower than those of the Acquired Fund (such management fees were identical prior to the Acquiring Fund’s reduction of its management fee schedule on October 1, 2017), and, on a pro forma basis, the expense ratios of the Acquiring Fund’s Class A, Class I, and Class R6 shares to be issued in the Reorganization are expected to be lower than the expense ratios of the corresponding classes of shares of the Acquired Fund to be exchanged, both before and after any current fee waivers.

Shares of the Acquiring Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. These shares are not federally insured by the Federal Deposit Insurance Corporation, the U.S. Federal Reserve Board, or any other government agency.

Shares of the Acquiring Fund have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). The SEC has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Where to Get More Information

▪	The Small Cap Core Fund Class A and Class I summary prospectus, or the Class R6 summary prospectus, as applicable, each dated August 30, 2017.	This summary prospectus is in the same envelope as this Proxy/Prospectus. This document is incorporated by reference into (and therefore legally part of) this Proxy/Prospectus.

▪
The statement of additional information (“SAI”) dated November 9, 2017, which relates to this Proxy/Prospectus and the Reorganization, and contains additional information about Small Company Fund and Small Cap Core Fund (File no. 333-220768).

These documents and additional information about Small Company Fund and Small Cap Core Fund are on file with the SEC and are available at no charge by writing to us or by calling our toll-free telephone number: 800-225-5291.
Information in these documents is incorporated by reference into (and therefore legally part of) this Proxy/Prospectus. The SEC file numbers for the Acquired Fund Trust, of which Small Company Fund is a series, are 333-125838 and 811-21777, and the SEC file numbers for the Acquiring Fund Trust, of which Small Cap Core Fund is a series, are 002-10156 and 811-00560.

▪	The Small Company Fund prospectus dated July 1, 2017, as supplemented to date.
▪	The Small Company Fund SAI dated July 1, 2017, as supplemented to date.
▪	The Small Company Fund annual shareholder report dated March 31, 2017.
▪	The Small Cap Core Fund Class A and Class I shares prospectus dated March 1, 2017 (as revised August 30, 2017), as supplemented to date.
▪	The Small Cap Core Fund R6 shares prospectus dated August 24, 2017, as supplemented to date.
▪	The Small Cap Core Fund Class A and Class I shares SAI dated March 1, 2017 (as revised June 1, 2017), as supplemented to date.
▪	The Small Cap Core Fund Class R6 shares SAI dated August 24, 2017, as supplemented to date.
▪	The Small Cap Core Fund annual shareholder report dated October 31, 2016.
▪	The Small Cap Core Fund semiannual shareholder report dated April 30, 2017.

To ask questions about this Proxy/Prospectus, call our toll-free telephone number: 800-225-5291.

The date of this Proxy/Prospectus is November 9, 2017.

INTRODUCTION

This Proxy/Prospectus is being used by the Board of Trustees of the Acquired Fund Trust (the “Acquired Fund Board”) to solicit proxies to be voted at a special meeting of your Fund’s shareholders. This meeting will be held at 601 Congress Street, Boston, Massachusetts, on Monday, January 26, 2018 at 2:00 P.M., Eastern standard time. The purpose of the meeting is to consider a proposal to approve the Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganization of your fund into Small Cap Core Fund (the “Reorganization”). This Proxy/Prospectus will be mailed to your Fund’s shareholders on or about November 17, 2017.

The Proxy/Prospectus includes information that is specific to the proposal, including summary comparisons. You should read the entire Proxy/Prospectus carefully, including Exhibit A (which contains a form of the Agreement), the enclosed summary prospectus, and the annual shareholder reports (available upon request) of Small Company Fund and Small Cap Core Fund, because they contain details that are not in the summary comparisons. Shareholders of the Acquired Fund may redeem their shares at any time prior to the Reorganization.

Who is Eligible to Vote?

Shareholders of record of the Acquired Fund on November 1, 2017, are entitled to attend and vote at the meeting or any adjourned meeting. Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders’ instructions. If you sign and timely submit a proxy but do not fill in a vote, your shares will be voted to approve the Agreement. If your proxy is not received on a timely basis, it will not be counted. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

PROPOSAL — REORGANIZATION OF SMALL COMPANY FUND

Approval of Agreement and Plan of Reorganization between Small Company Fund and Small Cap Core Fund

Under this Agreement, Small Company Fund would transfer all of its assets to Small Cap Core Fund in exchange for shares in Small Cap Core Fund, as described in the Agreement. These shares would be distributed proportionately to the shareholders of Small Company Fund. Small Cap Core Fund would also assume substantially all of the liabilities of Small Company Fund. The Board unanimously recommends that shareholders vote FOR this proposal.

SUMMARY COMPARISONS OF ACQUIRED FUND TO ACQUIRING FUND

Comparison of Funds’ Investment Objectives, Strategies, and Policies

Small Company Fund	Small Cap Core Fund
Approximate Net Assets of Each Fund (as of August 31, 2017)
• $341.8 million	• $149.8 million

Small Company Fund	Small Cap Core Fund
Investment Advisor
John Hancock Advisers, LLC
Investment Subadvisor
Mesirow	JHAM (US)
Portfolio Managers
Leo Harmon, CFA

•      Co-Portfolio Manager and Managing Director
•      Director of Research since 2014
•      Managed Small Company Fund and its predecessor fund since 2006
•      Joined Fiduciary Management Associates, LLC (“FMA”)* in 2003
•      Began investment career in 1993

Kathryn A. Vorisek

•      Co-Portfolio Manager and Senior Managing Director
•      Managed Small Company Fund and its predecessor since 1998
•      Chief Investment Officer since 2000
•      Joined FMA* in 1996
•      Began investment career in 1984

*     Prior to March 31, 2016, FMA was Small Company Fund’s subadvisor. Mesirow acquired FMA effective April 1, 2016.
Bill Talbot, CFA • Senior Portfolio Manager • Portfolio Manager of Small Cap Core Fund since 2013 • Joined JHAM (US) in 2013 • Began business career in 1986
Investment Objective
To seek maximum long-term total return.	To seek long-term capital appreciation.

Small Company Fund	Small Cap Core Fund
Principal Investment Strategies
Under normal circumstances, the fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap companies. The fund considers small-cap companies to be those companies in the capitalization range of the Russell 2000 Index, including exchange-traded funds (ETFs), that attempt to replicate small-cap indexes. The market capitalization range of the Russell 2000 Index was approximately $18 million to $14 billion as of March 31, 2017, and may change over time. At any given time, the fund may own a diversified group of stocks in several industries. The fund invests mainly in common stocks, but it may also invest in ETFs to a limited extent.

The manager employs a relative value philosophy to analyze and select investments that have attractive valuations as well as potential catalysts that are expected to lead to accelerated earnings and cash flow growth. The manager evaluates broad themes and market developments that can be exploited through portfolio construction and rigorous fundamental research to identify investments that are best positioned to take advantage of impending catalysts and trends. The manager believes that earnings and cash flow growth are the principal drivers of investment performance, particularly when accompanied by visible, quantifiable catalysts that have not been fully recognized by the investment community.

The manager continuously monitors and evaluates investments held by the fund to discern changes in trends, modify investment outlooks, and adjust valuations accordingly. The manager attempts to mitigate excess risk through ownership of a well-diversified portfolio with broad representation across market industries and sectors. The fund may focus its investments in a particular sector or sectors of the economy. The manager will liquidate an investment based on several factors, including asset valuation, changes in prospective attributes, and purchases of alternative investments with potentially higher returns. The manager generally will not sell a stock merely due to market appreciation outside the fund’s target capitalization range if it believes the company has growth potential.

Due to its investment strategy, the fund may buy and sell securities frequently.

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. The fund considers small-capitalization companies to be those within the capitalization range of the Russell 2000 Index, with a maximum capitalization of $10.5 billion as of December 31, 2016. The fund generally will not invest in companies with market capitalizations of $5 billion or more. Equity securities include common and preferred stocks, rights, warrants, and depositary receipts.

In managing the fund, the manager emphasizes a bottom-up approach to individual stock selection. The manager looks for companies with durable, niche business models that have the potential to allow them to earn high returns on capital and that are trading at a significant discount to the manager’s estimate of fair value. With the aid of proprietary financial models, companies are screened based on a number of factors, including balance sheet quality, profitability, liquidity, and size.

The manager then conducts in-depth fundamental research of individual companies to locate companies that have particular attributes, such as cash flow and earnings growth visibility, manageable risks, including business risk and financial risk, and above-average return on capital. Stocks considered for inclusion in the portfolio may also be experiencing some type of temporary weakness or short-term mispricing due to various factors, such as an inflection point in earnings power, turnaround situations, or a near-term earnings event.

The fund intends to invest in a number of different sectors. The sectors in which the fund invests are primarily a result of stock selection and may, therefore, vary significantly from its benchmark. The fund may focus its investments in a particular sector or sectors of the economy. The fund may invest up to 10% of its total assets in foreign securities, including in emerging markets, which includes securities for which the relevant reference entity is domiciled outside of the United States, such as ADRs, which trade on U.S. exchanges.

The fund may invest in initial public offerings (IPOs). The fund may also purchase real estate investment trusts (REITs) or other real estate-related equity securities, and certain exchange-traded funds (ETFs). The fund may also purchase warrants and rights on certain underlying securities, both U.S. dollar-denominated and otherwise.

Small Company Fund	Small Cap Core Fund

The fund normally will invest 10% or less of its total assets in cash and cash equivalents, including repurchase agreements, money market securities, U.S. government securities, and other short-term investments. The fund may, to a limited extent, engage in derivatives transactions that include futures contracts and foreign currency forward contracts, in each case for the purposes of reducing risk and/or obtaining efficient market exposure.

Changes to Principal Investment Strategies
Each fund’s respective Board can change the fund’s investment objective and strategy without shareholder approval. A fund will provide 60 days’ written notice to shareholders prior to a change in its 80% investment strategy.

Temporary Defensive Investing
Each fund may invest up to 100% of its assets in cash, money market instruments, or other investment-grade short-term securities for the purpose of protecting the fund in the event the manager determines that market, economic, political, or other conditions warrant a defensive posture.

To the extent that a fund is in a defensive position, its ability to achieve its investment objective will be limited.

In deciding whether to approve the Reorganization, you should consider the similarities and differences between Small Company Fund and Small Cap Core Fund.

Introduction

As shown in the table above, the Funds have similar investment objectives: to seek maximum long-term total return (Acquired Fund), and to seek long-term capital appreciation (Acquiring Fund). Each Fund invests primarily in small cap companies. Each Fund invests in equity securities and exchange-traded funds (“ETFs”). The Funds’ 80% policies are substantially similar: under normal market conditions, the Acquired Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small cap companies, and the Acquiring Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. Each Fund may focus its investments in a particular sector or sectors of the economy.

Each Fund’s portfolio management team takes a different approach to implementing the principal investment strategies of the Fund. The differences in portfolio investment methodology and strategy implementation between the respective Funds has led to significantly different portfolio holdings, despite the Funds’ respective focus on a similar universe of small cap companies. Each Fund’s recent portfolio holdings are available on the Funds’ website, jhinvestments.com, as detailed in the Fund’s current prospectus, as may be supplemented.

Comparison of Principal Investment Strategies

The Reorganization is not expected to result directly in any change to the investment objective or principal investment policies of the Acquiring Fund, or any substantial change in the Acquiring Fund’s portfolio composition. However, the Acquired Fund may sell up to 94% of its assets as part of the Reorganization. The primary differences in the Funds’ stated principal investment strategies are summarized below:

Although each Fund considers small cap companies to be those companies in the capitalization range of the Russell 2000 Index (approximately $18 million to $14 billion as of March 31, 2017), the Acquiring Fund generally will not invest in companies with market capitalizations of $5 billion or more at the time of purchase. The Acquired Fund is not subject to a comparable limitation. This does not suggest, however, that at any given time the Acquired Fund will hold a higher percentage of shares of higher capitalization companies than the Acquiring Fund.

The Acquired Fund invests mainly in common stocks, but it may also invest in ETFs to a limited extent. Equity securities in which the Acquiring Fund may invest include common and preferred stocks, rights, warrants, and depositary receipts.

In managing the Acquired Fund, Mesirow employs a relative value philosophy to analyze and select investments that have attractive valuations and potential catalysts that are expected to lead to accelerated earnings and cash flow growth. In contrast, in managing the Acquiring Fund, JHAM (US) emphasizes a fundamental, bottom-up approach to individual stock selection, looking for companies with durable, niche business models with the potential for high returns on capital and that JHAM (US) believes are undervalued.

The Acquiring Fund may invest up to 10% of its total assets in foreign securities including emerging-market securities and securities of non-U.S. companies traded on a U.S. exchange. The Acquired Fund does not have a comparable investment policy.

The Acquiring Fund may invest in initial public offerings (“IPOs”) and real estate investment trusts (“REITs”) as principal investment strategies. Also, the Acquiring Fund may engage in derivatives transactions that include futures contracts and foreign currency forward contracts, in each case for the purposes of reducing risk and/or obtaining efficient market exposure. The Acquired Fund does not have comparable investment policies.

The Acquired Fund may trade securities actively as a principal investment strategy. The Acquiring Fund does not have a comparable investment policy.

The Acquiring Fund normally will invest 10% or less of its total assets in cash and cash equivalents, and may invest in derivatives to a limited extent. The Acquired Fund does not have comparable investment policies.

Please refer to the comparison table above for additional details regarding the Funds’ respective principal investment strategies.

Comparison of Investment Restrictions

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund has adopted investment policies that can be changed only with shareholder approval. These policies are referred to as “fundamental investment restrictions.” Fundamental investment restrictions relate to borrowing, lending, underwriting, concentration, diversification, issuing senior securities, and investing in commodities and real estate. In addition, each Fund has also adopted investment restrictions that are “non-fundamental,” i.e., restrictions that can be changed by Board action alone.

.Fundamental Investment Restrictions. With three exceptions, diversification, borrowing, and investing in commodities, the Funds’ fundamental investment restrictions are substantively identical.

Although each Fund operates as a diversified investment company under the 1940 Act, only the Acquiring Fund has a specific fundamental investment restriction concerning diversification. However, this difference does not result in any operational difference between the Funds.

With respect to borrowing and investing in commodities, however, the Acquiring Fund is subject to fundamental restrictions that are more restrictive.

Borrowing. The Acquiring Fund’s fundamental investment restriction on borrowing is worded broadly and permits the Fund to borrow as permitted under the 1940 Act. In contrast, the Acquired Fund’s restriction is more specific in that it: (i) permits borrowing from banks so long as there is 300% asset coverage; (b) permits borrowing up to an additional 5% of total Fund assets for temporary purposes, such as for trade settlement or shareholder redemptions; and (iii) exempts certain securities such as reverse repurchase agreements from the asset coverage restriction, so long as assets are segregated. Notwithstanding the differences in this restriction, however, each Fund may borrow under the John Hancock funds’ interfund lending program. The Acquired Fund’s restriction is arguably more restrictive in that the Acquiring Fund has the potential to engage in other forms of borrowing that may become permissible under the 1940 Act with Board approval alone, whereas the Acquired Fund must seek shareholder approval to modify the restriction to add other forms of borrowing.

Commodities. Similarly, the Acquiring Fund’s fundamental investment restriction on investing in commodities is worded broadly and permits the Fund to invest in commodities as permitted under the 1940 Act. Again, the Acquired Fund’s restriction is more specific and enumerates particular excepted investments. The Acquired Fund’s restriction is arguably more restrictive in that the Acquiring Fund has the potential to invest in other instruments that may become permissible under the 1940 Act with Board approval alone, whereas the Acquired Fund must seek shareholder approval to modify the restriction to add other types of investments.

Non-Fundamental Investment Restrictions. Each Fund operates under a non-fundamental investment restriction that effectively limits investment in illiquid assets to 15% of the Fund’s net assets. However, each Fund is subject to two other non-fundamental investment restrictions that do not apply to the other Fund. In addition, the Acquiring Fund is subject to a non-fundamental investment restriction prohibiting investment in business development companies (“BDCs”), as described below.

Acquired Fund Non-Fundamental Restrictions. The Acquired Fund may not: (1) buy or sell oil, gas, or other mineral leases, rights or royalty contracts; or (2) invest for the purpose of exercising control over or management of any company. Although the Acquiring Fund is not subject to either of these non-fundamental restrictions, and the Acquired Fund would have to obtain Board approval to engage in either of these practices, as a practical matter, neither Fund does so.

Acquiring Fund Non-Fundamental Restrictions. The Acquiring Fund may not: (1) engage in short sales if more than 25% of its net assets would be pledged as collateral or segregated; or (2) pledge, hypothecate, mortgage or transfer as security for indebtedness any securities in excess of 10% of the Fund’s total assets. Similarly, although the Acquired Fund is not subject to either of these non-fundamental restrictions, and the Acquiring Fund would have to obtain Board approval to engage in these practices in excess of the limits prescribed in these policies, as a practical matter, neither Fund engages in either of these practices.

As noted above, the Acquiring Fund is subject to a non-fundamental restriction prohibiting investment in BDCs. The Acquired Fund is not subject to a similar restriction.

Non-fundamental investment restrictions are subject to change by the Board without shareholder approval.

COMPARISON OF FUND CLASSES, EXPENSES, ADVISORY ARRANGEMENTS, AND DISTRIBUTION ARRANGEMENTS

Comparison of the Funds’ Class A, Class I, and Class R6 Shares

Class A sales charges and Rule 12b-1 fees
Class A shares of each Fund have the same characteristics and fee structures, except as noted below.
▪    Class A shares are offered with front-end sales charges ranging from 5.00% to 0.00% of the Fund’s offering price, depending on the amount invested.
▪    Class A shares are subject to distribution and service (“Rule 12b-1”) fees. Small Company’s Fund’s Rule 12b-1 fee is equal to an annual rate of 0.30% of the average daily net assets attributable to that Fund’s Class A shares, and Small Cap Core Fund’s Rule 12b-1 fee is equal to an annual rate of 0.25% of the average daily net assets attributable to that Fund’s Class A shares.
▪ There is no front-end sales charge for investments of $1 million or more, but there is a contingent deferred sales charge (“CDSC”) of 1.00% on Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase.
▪ An investor can combine multiple purchases of John Hancock funds to take advantage of breakpoints in the Class A sales charge schedule.
▪ Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including those listed in the Funds’ Class A prospectuses.
▪ A Class A shareholder who purchases Class I shares of the same Fund pursuant to a fee-based, wrap or other investment platform program of certain firms may be afforded an opportunity to make a conversion to Class I shares of the same Fund.

Class I sales charges and Rule 12b-1 fees
Class I shares of each Fund have the same characteristics and fee structures.
▪ Class I shares are offered without a front-end sales charge and are not subject to a CDSC.
▪ Class I shares are not subject to Rule 12b-1 fees.
▪ Class I shares are offered only to certain investors listed in the Funds’ prospectuses.

Class R6 sales charges and Rule 12b-1 fees
Class R6 shares of each Fund have the same characteristics and fee structures.
▪ Class R6 shares are offered without a front-end sales charge and are not subject to a CDSC.
▪ Class R6 shares are not subject to Rule 12b-1 fees.
▪ Class R6 shares are offered only to certain investors listed in the Funds’ prospectuses.

Summary of Small Company Fund’s Other Share Classes

Class ADV sales charges and Rule 12b-1 fees
▪ Class ADV shares are offered without a front-end sales charge and are not subject to a CDSC.
▪    Class ADV shares are subject to Rule 12b-1 fees equal to an annual rate of 0.25% of the average daily net assets attributable to Small Company Fund’s Class ADV shares.
▪    Class ADV shares are offered only to certain investors listed in Small Company Fund’s Class ADV prospectus.

Class R1, Class R2, Class R3, Class R4, and Class R5 (“Class R1-R5”) sales charges, Rule 12b-1 fees, and service plan fees
▪ Class R1-R5 shares are offered without a front-end sales charge and are not subject to a CDSC.
▪ Class R1 and Class R3 shares are subject to Rule 12b-1 fees equal to an annual rate of 0.50% of the average daily net assets attributable to Small Company Fund’s Class R1 and R3 shares, as applicable.
▪ Class R2 and Class R4 shares are subject to Rule 12b-1 fees equal to an annual rate of 0.25% of the average daily net assets attributable to Small Company Fund’s Class R2 and R4 shares, as applicable.
▪ Class R5 shares operate under a Rule 12b-1 Plan, but no fees are charged under that Plan.
▪ Class R1-R5 shares are subject to service plan fees equal to the following maximum annual rates of the average daily net assets attributable to those share classes, as follows:
• Class R1: 0.25%
• Class R2: 0.25%
• Class R3: 0.15%
• Class R4: 0.10%
• Class R5: 0.05%
▪ Class R1-R5 shares are offered only to certain investors listed in Small Company Fund’s Class R1-R5 prospectus.

Comparison of Buying, Selling, and Exchanging Shares

Buying shares
Both Funds
▪ Class A, Class I, and Class R6 shares — Investors may buy shares at net asset value (“NAV”), plus any applicable sales charge, as described herein, through a financial representative or the Funds’ transfer agent, John Hancock Signature Services, Inc. (“Signature Services”).
Small Company Fund
▪ Class ADV shares — Investors may buy shares at NAV through a financial representative or Signature Services.
▪ Class R1-R5 shares — Investors may buy shares at NAV through their retirement plan administrators or recordkeepers.

Minimum initial investment
Both Funds
▪ Class A shares — $1,000 ($250 for group investments), except that there is no minimum for certain group retirement plans or certain fee-based or wrap accounts.
▪ Class I shares — $250,000, except that a Fund may waive the minimum for any category of investors at the Fund’s sole discretion.
▪ Class R6 shares — $1 million, except that there is no minimum for: qualified and nonqualified plan investors that do not require a Fund or its affiliates to pay any type of administrative payment; Trustees; employees of the Advisor or its affiliates; or members of the Fund’s portfolio management team.
Small Company Fund
▪ Class ADV and Class R1-R5 shares — no minimum.

Selling shares
Both Funds
▪    Class A, Class I, and Class R6 shares may be redeemed on any business day by mail, through a Fund’s website, or by telephone.
Small Company Fund
▪ Class ADV shares may be redeemed on any business day by mail, through Small Company Fund’s website, or by telephone.
▪ Class R1-R5 shares may be redeemed on any business day by contacting the retirement plan administrator or recordkeeper through which such shares are held.

Exchanging shares
Both Funds
▪ Class A shares — Shareholders may exchange Class A shares of a class of one John Hancock fund for shares of the same class of any other John Hancock fund that is then offering that class, generally without paying any sales charges, if applicable.
▪ Class I and Class R6 shares — Shareholders may exchange Class I and Class R6 shares, respectively, of one John Hancock fund for Class I and Class R6 shares of any other John Hancock fund or for Class A shares of John Hancock Money Market Fund (“Money Market Fund”).
Small Company Fund
▪ Class ADV shares — Shareholders may exchange Class ADV shares for Class A or Class I shares of other John Hancock funds so long as the minimum investment requirements are satisfied. If shares are exchanged out of Class ADV shares, they may not be exchanged back into Class ADV shares.
▪ Class R1-R5 shares — Shareholders may exchange Class R1-R5 shares for shares of the same class of other John Hancock funds that are available through their plan, or Money Market Fund Class A shares.
General
▪ For all share classes, the registration for both accounts involved in an exchange must be identical.
▪ Once exchanged into Money Market Fund Class A shares, shares may only be exchanged back into the original class from which the shares were exchanged. As applicable, shares acquired in an exchange will be subject to the CDSC rate and holding schedule of the fund in which such shares were originally purchased if and when such shares are redeemed. For purposes of determining the holding period for calculating the CDSC, shares will continue to age from their original purchase date.
▪ Provided a Fund’s eligibility requirements are met, an investor in the Fund pursuant to a fee-based, wrap, or other investment platform program of certain firms, as determined by the fund, may be afforded an opportunity to make a conversion of Class A shares (not subject to a CDSC) also owned by the investor in the same Fund to Class I shares of that Fund.

Net asset value
All purchases, exchanges, and sales are made at a price based on the next NAV per share of the class of a Fund to be calculated after your request is received in good order. Each Fund’s NAV is normally determined once daily as of the close of regular trading on the New York Stock Exchange (typically 4:00 P.M., Eastern time, on each business day that the NYSE is open).

COMPARISON OF INVESTMENT RISKS

The Funds are exposed to various risks that could cause shareholders to lose money on their investments in the Funds. The following discussion compares and shows the similarities of the principal risks of each Fund.

In deciding whether to approve the Reorganization, you should consider the similarities and differences between your Fund and Small Cap Core Fund. In particular, you should consider whether the amount and character of investment risk involved in the authorized investments of Small Cap Core Fund is commensurate with the amount of risk involved in the authorized investments of your Fund.

Principal Risks Applicable to Both Funds (listed in alphabetical order)

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.

Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities it is designed to track. A fund bears ETF fees and expenses indirectly.

Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.

Small company risk. Small companies are generally less established and may be more volatile than larger companies. Small capitalization securities may underperform the market as a whole.

Particular Risks of Small Company Fund (listed in alphabetical order)

Small Company Fund is also subject to the following principal risks. Although the following risks are not considered principal risks of Small Cap Core Fund, Small Cap Core Fund may be subject to these risks to the extent it invests in the securities or engages in the transactions described below.

High portfolio turnover risk. Actively trading securities can increase transaction costs (thus lowering performance) and taxable distributions.

Value investing risk. Securities the manager believes are undervalued may never realize their full potential, and in certain markets value stocks may underperform the market as a whole.

Particular Risks of Small Cap Core Fund (listed in alphabetical order)

Small Cap Core Fund is also subject to the following principal risks. Although the following risks are not considered principal risks of Small Company Fund, Small Company Fund may be subject to these risks to the extent it invests in the securities or engages in the transactions described below.

Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.

Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: foreign currency forward contracts and futures contracts. Foreign currency forward contracts and futures contracts generally are subject to counterparty risk. Derivatives associated with foreign currency transactions are subject to currency risk.

Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.

Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments.

Mid-sized company risk. Mid-sized companies are generally less established and may be more volatile than larger companies. Mid-capitalization securities may underperform the market as a whole.

Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s Board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.

Real estate investment trust risk. REITs, pooled investment vehicles that typically invest in real estate directly or in loans collateralized by real estate, carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.

Real estate securities risk. Securities of companies in the real estate industry carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.

Warrants risk. The prices of warrants may not precisely reflect the prices of their underlying securities. Warrant holders do not receive dividends or have voting or credit rights. A warrant ceases to have value if not exercised prior to its expiration date.

Comparison of Expenses

The Acquiring Fund’s current management fees are lower than those of the Acquired Fund. In addition, as the table below illustrates, the hypothetical pro forma total annual operating expenses of each class of Acquiring Fund shares to be issued in the Reorganization are expected to be lower than the expenses of the corresponding share classes of the Acquired Fund to be exchanged. The management fee structures of the Acquired Fund and the Acquiring Fund were identical prior to October 1, 2017.

The Funds’ expenses

Shareholders of all mutual funds pay various expenses, either directly or indirectly. “Shareholder Fees” are charged directly to your account. “Annual Fund Operating Expenses” are paid from a Fund’s assets and, therefore, are paid by shareholders indirectly. Future expenses for all share classes may be greater or less than current expenses.

The following expense tables briefly describe the fees and the expenses that shareholders of the Acquired Fund and the Acquiring Fund may pay if they buy and hold shares of each respective Fund and are based on:

(a)	expenses paid by the Acquired Fund for the one-year period ended March 31, 2017, the end of the Fund’s most recently completed fiscal year;

(b)
expenses paid by the share classes of the Acquiring Fund to be received in the Reorganization for the 12 month period ended April 30, 2017 (the date of the end of the Acquiring Fund’s most recent fiscal six-month period); and

(c)
the pro forma expenses of the share classes of the Acquiring Fund to be received in the Reorganization as of April 30, 2017 (showing the effect of the Reorganization had it occurred on May 1, 2016, the beginning of the 12 months ended April 30, 2017). Small Cap Core Fund’s expenses after the Reorganization may be greater or less than those shown.

Class A and Class I shares of the Acquiring Fund were first offered on December 20, 2013. Class A shares ceased operations as of March 10, 2016 and resumed operations on August 30, 2017. Class R6 shares of the Acquiring Fund commenced operations on August 30, 2017.

The following tables illustrate the anticipated changes in operating expenses expected as a result of the Reorganization of Small Company Fund into the Acquiring Fund.

Acquired Fund Class A — Acquiring Fund Class A

Shareholder Fees (%)
(fees paid directly from your investment)

	Small Company Fund (Acquired Fund)	Small Cap Core Fund (Acquiring Fund)	Small Cap Core Fund (Acquiring Fund) (Pro Forma combining Acquired Fund and Acquiring Fund)
	Class A	Class A	Class A
Maximum front-end sales charge (load) on purchases, as a % of purchase price	5.00	5.00	5.00
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00 (on certain purchases, including those of $1 million or more)	1.00 (on certain purchases, including those of $1 million or more)	1.00 (on certain purchases, including those of $1 million or more)
Small account fee (for fund account balances under $1,000) ($)	20	20	20

Annual Fund Operating Expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)

	Small Company Fund (Acquired Fund)	Small Cap Core Fund (Acquiring Fund)	Small Cap Core Fund (Acquiring Fund) (Pro Forma combining Acquired Fund and Acquiring Fund)
	Class A	Class A	Class A
Management fee	0.90	0.87[3]	0.86[3]
Distribution and service (Rule 12b‑1) fees	0.30	0.25[4]	0.25[4]
Other expenses	0.26	0.25[5]	0.21
Acquired fund fees and expenses[1]	0.01	0.00[6]	0.00[6]
Total annual fund operating expenses[2]	1.47	1.37	1.32
Contractual expense reimbursement	-0.03[7]	0.00	0.00
Total annual fund operating expenses after expense reimbursements	1.44	1.37	1.32

1.	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
2.
The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”

3.	“Management fee” for Small Cap Core Fund has been restated to reflect the Fund’s revised management fee schedule, which became effective as of October 1, 2017.
4.	The Rule 12b-1 fee for Class A shares of Small Cap Core Fund has been restated to reflect the reduction in such fees that became effective as of October 1, 2017.
5.	“Other expenses” for Class A shares of Small Cap Core Fund have been estimated for the first year after Class A shares of the fund resume operations.
6.
“Acquired fund fees and expenses” for Small Cap Core Fund have been restated to reflect an amendment to the fund’s “Non-Fundamental Investment Restrictions” effective October 1, 2017 to prohibit the Fund from investing in business development companies (“BDCs”). In meeting its investment restrictions, the Fund does not currently incur any acquired fund fees or expenses.

7.
The Advisor contractually agrees to reduce its management fee or, if necessary, make payment equal to the amount by which expenses of Class A shares exceed 1.43% of average net assets attributable to Class A shares. For purposes of this agreement, “expenses of Class A shares” means all class expenses (including fund expenses attributable to the class), excluding (a) taxes; (b) portfolio brokerage commissions; (c) interest; (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business; (e) acquired fund fees and expenses paid indirectly; and (f) short dividend expense. The agreement expires on June 30, 2018, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

Acquired Fund Class I and Class ADV — Acquiring Fund Class I

Shareholder Fees (%)
(fees paid directly from your investment)

	Small Company Fund (Acquired Fund)		Small Cap Core Fund (Acquiring Fund)	Small Cap Core Fund (Acquiring Fund) (Pro Forma combining Acquired Fund and Acquiring Fund)
	Class I	Class ADV	Class I	Class I
Maximum front-end sales charge (load)	None	None	None	None
Maximum deferred sales charge (load)	None	None	None	None
Small account fee (for fund account balances under $1,000) ($)	None	20	None	None

Annual Fund Operating Expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)

	Small Company Fund (Acquired Fund)		Small Cap Core Fund (Acquiring Fund)	Small Cap Core Fund (Acquiring Fund) (Pro Forma combining Acquired Fund and Acquiring Fund)
	Class I	Class ADV	Class I	Class I
Management fee	0.90	0.90	0.87[4]	0.86[4]
Distribution and service (Rule 12b‑1) fees	0.00	0.25	0.00	0.00
Other expenses[1]	0.25	0.26	0.23	0.19
Acquired fund fees and expenses[2]	0.01	0.01	0.00[5]	0.00[5]
Total annual fund operating expenses[3]	1.16	1.42	1.10	1.05
Contractual expense reimbursement	-0.02[6]	0.07[6]	0.00	0.00
Total annual fund operating expenses after expense reimbursements	1.14	1.35	1.10	1.05

1.	“Other expenses” have been restated from fiscal year amounts to reflect current fees and expenses.
2.	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
3.
The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”

4.	“Management fee” for Small Cap Core Fund has been restated to reflect the Fund’s revised management fee schedule, which became effective as of October 1, 2017.
5.
“Acquired fund fees and expenses” for Small Cap Core Fund have been restated to reflect an amendment to the Fund’s “Non-Fundamental Investment Restrictions” effective October 1, 2017 to prohibit the Fund from investing in business development companies (“BDCs”). In meeting its investment restrictions, the Fund does not currently incur any acquired fund fees or expenses.

6.
The Advisor contractually agrees to reduce its management fee or, if necessary, make payment to the applicable class in an amount equal to the amount by which expenses of Class I and Class ADV shares exceed 1.13% and 1.34%, respectively, of average net assets attributable to the applicable class. For purposes of this agreement, “expenses of Class I and Class ADV shares” means all class expenses (including fund expenses attributable to the class), excluding (a) taxes; (b) portfolio brokerage commissions; (c) interest; (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business; (e) acquired fund fees and expenses paid indirectly; and (f) short dividend expense. The agreement expires on June 30, 2018, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

Acquired Fund Class R1, Class R2, Class R3, Class R4, Class R4, Class R5, and Class R6 —
Acquiring Fund Class R6

Shareholder Fees (%)
(fees paid directly from your investment)

	Small Company Fund (Acquired Fund)						Small Cap Core Fund (Acquiring Fund)	Small Cap Core Fund (Acquiring Fund) (Pro Forma combining Acquired Fund and Acquiring Fund)
	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class R6	Class R6
Maximum front-end sales charge (load)	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load)	None	None	None	None	None	None	None	None

Annual Fund Operating Expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)

	Small Company Fund (Acquired Fund)						Small Cap Core Fund (Acquiring Fund)	Small Cap Core Fund (Acquiring Fund) (Pro Forma combining Acquired Fund and Acquiring Fund)
	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class R6	Class R6
Management fee	0.90	0.90	0.90	0.90	0.90	0.90	0.87[5]	0.86[5]
Distribution and service (Rule 12b‑1) fees	0.50	0.25	0.50	0.25	0.00	0.00	0.00	0.00
Other expenses
Service plan fee	0.25	0.25[1]	0.15[1]	0.10[1]	0.05[1]	0.00	0.00	0.00
Additional other expenses	0.16	0.16[2]	0.16	0.16[2]	0.16	0.16	0.14	0.10
Total other expenses	0.41	0.41	0.31	0.26	0.21	0.16	0.14[6]	0.10
Acquired fund fees and expenses[3]	0.01	0.01	0.01	0.01	0.01	0.01	0.00[7]	0.00[7]
Total annual fund operating expenses[4]	1.82	1.57	1.72	1.42	1.12	1.07	1.01	0.96
Contractual expense reimbursement	-0.01[8]	-0.01[8]	-0.01[8]	-0.11[8,9]	-0.01[8]	0.00	0.00	0.00
Total annual fund operating expenses after expense reimbursements	1.81	1.56	1.71	1.31	1.11	1.07	1.01	0.96

1.	“Service plan fee” for Class R2, Class R3, and Class R4 shares of Small Company Fund has been restated to reflect maximum allowable fees.
2.	“Additional other expenses” for Class R2 and Class R4 shares of Small Company Fund have been restated from fiscal year amounts to reflect current fees and expenses.
3.	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
4.
The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”

5.	“Management fee” for Small Cap Core Fund has been restated to reflect the Fund’s revised management fee schedule, which became effective as of October 1, 2017.
6.	With respect to Small Cap Core Fund, “Total other expenses,” such as expected transfer agency expenses, have been estimated for the first year of operations of the Fund’s Class R6 shares.
7.
“Acquired fund fees and expenses” have been restated to reflect an amendment to the fund’s “Non-Fundamental Investment Restrictions” effective October 1, 2017 to prohibit the fund from investing in business development companies (“BDCs”). In meeting its investment restrictions, the fund does not currently incur any acquired fund fees or expenses.

8.
The Advisor contractually agrees to reduce its management fee or, if necessary, make payment to the applicable class in an amount equal to the amount by which expenses of Class R1, Class R2, Class R3, Class R4 and Class R5 shares exceed 1.80%, 1.55%, 1.70%, 1.30%, and 1.10%, respectively, of average net assets attributable to Class A shares. For purposes of this agreement, “expenses of  Class R1, Class R2, Class R3, Class R4 and Class R5 shares” means all class expenses (including fund expenses attributable to the class), excluding (a) taxes; (b) portfolio brokerage commissions; (c) interest; (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business; (e) acquired fund fees and expenses paid indirectly; and (f) short dividend expense. The agreement expires on June 30, 2018, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

9.
The distributor contractually agrees to waive and limit its Rule 12b-1 fees for Class R4 shares to the extent necessary to achieve aggregate fees paid to the distributor of 0.15%. This agreement expires on June 30, 2018, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.

Examples

The hypothetical examples below show what your expenses would be if you invested $10,000 over different time periods for your Fund and Small Cap Core Fund, based on:

(a)	expenses paid by the Acquired Fund for the one-year period ended March 31, 2017, the end of the Fund’s most recently completed fiscal year;

(b)
expenses paid by the share classes of the Acquiring Fund to be received in the Reorganization for the 12 month period ended April 30, 2017 (the date of the end of the Acquiring Fund’s most recent fiscal six-month period); and

(c)
the pro forma expenses of the share classes of the Acquiring Fund to be received in the Reorganization as of April 30, 2017 (showing the effect of the Reorganization had it occurred on May 1, 2016, the beginning of the 12 months ended April 30, 2017).

The examples assume that you redeem all of your shares at the end of those periods. Each example assumes that you reinvested all distributions and that the average annual return was 5.00%. The examples are for comparison purposes only and are not a representation of your Fund’s or Small Cap Core Fund’s actual expenses or returns, either past or future.

	Small Company Fund	Small Cap Core Fund	Small Cap Core Fund (Acquiring Fund) (Pro Forma combining Acquired Fund and Acquiring Fund)
Class:	A	A	A
Year 1	$639	$633	$628
Year 3	$939	$912	$897
Year 5	$1,260	$1,212	$1,187
Year 10	$2,167	$2,064	$2,011

	Small Company Fund		Small Cap Core Fund	Small Cap Core Fund (Acquiring Fund) (Pro Forma combining Acquired Fund and Acquiring Fund)
Class:	I	ADV	I	I
Year 1	$116	$137	$112	$107
Year 3	$366	$442	$350	$334
Year 5	$636	$770	$606	$579
Year 10	$1,407	$1696	$1,340	$1,283

	Small Company Fund						Small Cap Core Fund	Small Cap Core Fund (Acquiring Fund) (Pro Forma combining Acquired Fund and Acquiring Fund)
Class:	R1	R2	R3	R4	R5	R6	R6	R6
Year 1	$184	$159	$174	$133	$113	$109	$103	$ 98
Year 3	$572	$495	$541	$439	$355	$340	$322	$ 306
Year 5	$984	$854	$932	$766	$616	$590	$558	$ 531
Year 10	$2,136	$1,867	$2,029	$1,692	$1,362	$1,306	$1,236	$1,178

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect each Fund’s performance.

During the fiscal year ended March 31, 2017, Small Company Fund’s portfolio turnover rate was 123% of the average value of its portfolio, and during the fiscal year ended October 31, 2016, Small Cap Core Fund’s portfolio turnover rate was 59% of the average value of its portfolio.

Comparison of Advisory Arrangements

Your Fund’s and Small Cap Core Fund’s advisory agreements are substantially similar. However, the management fees differ as set forth below. As noted in the table under “Management Arrangements,” JHA serves as the investment advisor for your Fund and Small Cap Core Fund.

Management Arrangements

The Acquiring Fund’s current management fee rates are lower than those of the Acquired Fund. The monthly management fees that each Fund pays to JHA are shown in the following table, as annual percentages of each Fund’s average daily net assets. The Acquiring Fund’s effective management fees are lower than those of the Acquired Fund at all asset levels.

Small Company Fund	Small Cap Core Fund (effective October 1, 2017)
0.900% — First $500 million 0.850% — Next $500 million 0.800% — Excess over $1 billion	0.870% — First $300 million 0.830% — Next $300 million 0.815% — Next $300 million 0.800% — Excess over $900 million

During the fiscal year ended March 31, 2017, Small Company Fund paid an effective annual advisory fee of 0.88% (including any waivers and/or reimbursements). During the fiscal year ended October 31, 2016, Small Cap Core Fund paid an effective annual advisory fee of 0.89% (including any waivers and/or reimbursements).

JHA, and not either of the Funds, pays subadvisory fees to each Fund’s subadvisor.

Comparison of Fund Performance

Past performance records of Small Company Fund and Small Cap Core Fund, including calendar year total returns and average annual total returns through December 31, 2016, are set forth under “Funds’ Past Performance” beginning on page 24 of this Proxy/Prospectus.

PROPOSAL TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION

Description of Reorganization

You are being asked to approve the Agreement, a form of which is attached to this proxy statement as Exhibit A. Additional information about the Reorganization and the Agreement is set forth below under “Further Information on the Reorganization.” The Agreement provides for the Reorganization on the following terms:

▪
The Reorganization is scheduled to occur at 5:00 P.M., Eastern time, on February 16, 2018 (the “Closing Date”), but may occur on any later date agreed to by the Acquired Fund and the Acquiring Fund. The Acquired Fund will transfer all of its assets to the Acquiring Fund, and the Acquiring Fund will assume substantially all of the Acquired Fund’s liabilities. This will result in the addition of the Acquired Fund’s assets to the Acquiring Fund’s portfolio. The NAV of both Funds will be computed as of 4:00 P.M., Eastern time, on the Closing Date.

▪
The Acquiring Fund will issue Class A shares to the Acquired Fund in an amount equal to the net assets attributable to the Acquired Fund’s Class A shares. As part of the liquidation of the Acquired Fund, these shares will immediately be distributed to Class A shareholders of record of the Acquired Fund in proportion to their holdings on the Closing Date. As a result, Class A shareholders of the Acquired Fund will become Class A shareholders of the Acquiring Fund.

▪
The Acquiring Fund will issue Class I shares to the Acquired Fund in an amount equal to the net assets attributable to the Acquired Fund’s Class I and Class ADV shares. As part of the liquidation of the Acquired Fund, these shares will immediately be distributed to Class I and Class ADV shareholders of record of the Acquired Fund in proportion to their holdings on the Closing Date. As a result, Class I and Class ADV shareholders of the Acquired Fund will become Class I shareholders of the Acquiring Fund.

▪
The Acquiring Fund will issue Class R6 shares to the Acquired Fund in an amount equal to the net assets attributable to the Acquired Fund’s Class R1, Class R2, Class R3, Class R4, Class R5 and Class R6 shares. As part of the liquidation of the Acquired Fund, these shares will immediately be distributed to Class R1, Class R2, Class R3, Class R4, Class R5 and Class R6 shareholders of record of the Acquired Fund in proportion to their holdings on the Closing Date. As a result, Class R1-R5 and Class R6 shareholders of the Acquired Fund will become Class R6 shareholders of the Acquiring Fund.

▪	After the shares are issued, the existence of the Acquired Fund will be terminated.

Reasons for the Reorganization

The Acquired Fund Board has unanimously approved the Reorganization and believes that it will benefit shareholders of the Acquired Fund. As fixed costs are spread across the larger asset base of a combined fund with a greater potential for asset growth, overall gross shareholder expenses may be reduced in the future. The Acquiring Fund and the Acquired Fund currently have similar investment objectives, each Fund invests primarily in small cap equity securities, and, upon consummation of the Reorganization, the Acquiring Fund is expected to continue its investment strategies currently in effect.

The Board of Trustees of each Fund reviews each of the various funds in the John Hancock Funds complex on an ongoing basis as part of its fiduciary responsibilities. The Acquired Fund has underperformed its benchmark and Morningstar peer group for each of the 1-, 3-, 5- and 10-year periods ended December 31, 2016.  After review and analysis, the Advisor recommended, and the Board concluded, that the Acquiring Fund would offer investors a similar style to that of the Acquired Fund, with lower fees and expenses, better historical performance and the potential for better future performance.  As a result, the Acquired Fund Board believes that that the proposed Reorganization, with the resulting changes in subadvisors, as well as the combined assets of both Funds resulting in economies of scale, is in the best interests of the Acquired Fund and its shareholders.

The Acquiring Fund’s current management fees are lower than those of the Acquired Fund. In addition, it is anticipated that the expense ratio for each class of shares of the Acquiring Fund to be issued in the Reorganization will be lower than the expense ratio of the corresponding classes of shares of the Acquired Fund to be exchanged, both before and after any current fee waivers.

Board Consideration of the Reorganization

The Acquired Fund Board, including the Trustees of the Acquired Fund Trust who are not “interested persons” (as defined in the 1940 Act) of the Acquired Fund or of JHA (“Independent Trustees”), considered the Reorganization at its in-person meeting held on September 28, 2017, and reviewed information and materials regarding the Reorganization presented or prepared by, among others, the Advisor. In its review of the Reorganization, the Acquired Fund Board was assisted by legal counsel, and the Independent Trustees were also assisted by independent legal counsel. In reaching its decision at the September 28, 2017 meeting to recommend approval of the Reorganization, the Acquired Fund Board concluded that the participation of the Acquired Fund in the Reorganization is in the best interest of the Acquired Fund, as well as in the best interests of the Acquired Fund’s shareholders, and that the interests of existing Acquired Fund shareholders will not be diluted as a result of the Reorganization.

In determining whether to approve the Reorganization and recommend its approval to shareholders of the Acquired Fund, the Acquired Fund Board inquired into a number of matters and considered, with respect to the Reorganization, the following factors, among others: (1) the compatibility of the investment objectives, policies and risks of the Acquired and Acquiring Funds; (2) the comparative historical performance of the Acquired and the Acquiring Funds; (3) any advantages to shareholders of the Acquired Fund of investing in a larger post-Reorganization asset pool having the potential for greater diversification; (4) the prospects for growth, and for achieving economies of scale, of the combined Acquired and Acquiring Funds; (5) the expense ratios, both before and after any current fee waivers, and available information regarding the fees and expenses of the Acquired and Acquiring Funds; (6) the investment experience, expertise and financial resources of, and the nature and quality of the services provided by the Advisor and the subadvisor of the Acquiring Fund; (7) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (8) any direct and indirect costs to be incurred by the Acquired and Acquiring Funds as a result of the Reorganization; (9) any direct or indirect benefits to the Advisor or its affiliates to be realized as a result of the Reorganization; (10) the tax consequences of the Reorganization; and (11) possible alternatives to the Reorganization, including the liquidation of the Acquired Fund or changes to its portfolio management team.

With respect to comparative historical performance, the Acquired Fund Board conducted a detailed performance and risk review of each Fund. The Acquired Fund Board noted the long-term underperformance of the Acquired Fund, including performance relative to its benchmark and Morningstar peer group. The Acquired Fund Board noted the stronger absolute and relative performance of the Acquiring Fund. With respect to the potential for greater diversification, the Acquired Fund Board noted the Acquiring Fund’s portfolio composition methodology. With respect to alternatives to the Reorganization, the Acquired Fund Board also reviewed potential mergers with numerous other funds and potential management changes involving numerous other subadvisors.

With respect to performance information, the Acquired Fund Board reviewed information as of June 30, 2017, including the following comparison of each Fund’s Class A shares for the year-to-date, one-year, and three-year trailing periods ended June 30, 2017:

Average Annual Total Returns of the Funds’ Class A Shares for Periods ended June 30, 2017
(not including sales charge)

	Year to date	1 Year	3 Year
Small Company Fund	4.51%	18.60%	6.18%
Small Cap Core Fund	8.22%	28.70%	9.69%
Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)	4.99%	24.60%	7.36%

In addition to the factors set forth above, the Acquired Fund Board also took into account the specific factors listed below with respect to the Funds, in connection with its decision to recommend approval of the Reorganization on behalf of Small Company Fund.

A combined Fund offers economies of scale that may lead to lower per-share Fund expenses in the future. Each Fund incurs costs for legal, accounting, transfer agency services, insurance, and custodial and administrative services. Many of these resources and costs are duplicative.

i.
The Reorganization would permit the Acquired Fund’s shareholders to pursue a similar investment objective in a larger fund that invests primarily in small cap equity securities. The greater asset size of the combined fund may allow the Acquiring Fund, relative to the Acquired Fund, to reduce per-share expenses by spreading fixed costs over a larger asset base.

ii.
On a pro forma basis, the operating expense ratios of each class of shares of the Acquiring Fund to be received in the Reorganization are estimated to be lower than the current expense ratios for the corresponding class of shares of the Acquired Fund to be exchanged, both before and after any current fee waivers. Over the longer term, the greater asset size of the combined fund may allow it, relative to either Fund currently, to reduce per-share expenses by spreading fixed costs over a larger asset base.

iii.
Although it is understood that no assurances may be given that the combined Fund will achieve any particular level of performance after the Reorganization, the Acquiring Fund has outperformed the Acquired Fund for the year-to-date, one-year, and three-year trailing periods ended June 30, 2017, although it is understood that no assurances may be given that the combined Fund will achieve any particular level of performance after the Reorganization. The Acquiring Fund will be the accounting survivor of the Reorganization. As such, the Acquiring Fund will continue to have the same performance history following the Reorganization as it had prior to the Reorganization.

iv.
Shareholders of the Acquired Fund will experience no change in shareholder services as a result of the Reorganization and the Advisor provides the same advisory services to each Fund. JHAM (US) currently serves as the Acquiring Fund’s subadvisor, and will continue to serve as subadvisor to the combined fund. The same individual acting as the portfolio manager of the Acquiring Fund is expected to continue to act as the portfolio manager of the combined fund following the Reorganization.

v.
Assuming certain conditions are satisfied, the Reorganization is expected to be a tax-free reorganization for federal income tax purposes, meaning that no gain or loss will be recognized by the Acquired Fund, the Acquiring Fund, or their shareholders as a result of the Reorganization.

FUNDS’ PAST PERFORMANCE

Set forth below is past performance information for Small Company Fund and Small Cap Core Fund, which may help provide an indication of the Funds’ investment risk. The Acquiring Fund outperformed the Acquired Fund for the one year period ended December 31, 2016.

The bar chart under “Calendar year total returns” shows how total returns for have varied from year to year for each Fund’s Class A shares for a full calendar year. The table under “Average annual total returns” shows average annual total return over time for each of the Acquired Fund’s outstanding share classes and each of the Acquiring Fund share classes to be issued in the Reorganization, compared with a broad-based securities market index, both before and after taxes. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Please note that after-tax returns (shown for Class A shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.

Notes on performance

Small Company Fund. Class A, Class I, and Class ADV shares of the Fund commenced operations on December 14, 2009. Class R1, Class R3, Class R4, and Class R5 shares of the Fund commenced operations on April 30, 2010. Class R2 and Class R6 shares of the Fund commenced operations on March 1, 2012 and September 1, 2011, respectively. Returns shown prior to December 14, 2009 are those of FMA Small Company Portfolio’s (predecessor fund) Investor shares. The predecessor fund’s inception date is July 31, 1991. Returns shown prior to Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares’ commencement dates are those of the Fund’s Class A shares, except that they do not include the Fund’s Class A shares sales charges and would be lower if they did. (Previously, the returns shown for Class R1, Class R2, Class R3, Class R4, Class R5 and Class R6 shares prior to their commencement dates were those of Class A shares that were recalculated to apply the gross fees and expenses of Class R1, Class R2, Class R3, Class R4, Class R5 and Class R6 shares, as applicable.) Returns for Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares would have been substantially similar to returns of Class A shares because the share classes are invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different.

Small Cap Core Fund. Class A and Class I shares of the Fund were first offered on December 20, 2013. Class A shares ceased operations as of March 10, 2016; the returns after that date are those of Class I shares that include Class A sales charges. Returns shown for Class R6 shares are those of Class A shares, except that they do not include sales charges and would be lower if they did, or Class I shares for the period during which Class A had ceased operations. Class A shares resumed operations on August 30, 3017 and Class R6 shares commenced operations on August 30, 2017. Returns for Class A and Class R6 shares would have been substantially similar to returns of Class I and Class A shares, respectively, because the share classes are invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different.

Calendar year total returns for Class A through December 31, 2016 (sales charges are not reflected in the bar chart and returns would have been lower if they were)

Small Company Fund
(Acquired Fund)

Year-to-date total return. The Fund’s total return for the six months ended June 30, 2017, was 4.51%.

Best quarter:	17.19% (Quarter ended Q3 ’09)

Worst quarter:	–21.53% (Quarter ended Q3 ’11)

Small Cap Core Fund
(Acquiring Fund)

Year-to-date total return. The Fund’s total return for the six months ended June 30, 2017, was 8.22%.

Best quarter:	10.58% (Quarter ended Q3 ’16)

Worst quarter:	–12.42% (Quarter ended Q3 ’15)

Average annual total returns for periods ended December 31, 2016

Small Company Fund (Acquired Fund)

	One year	Five years	Ten years
Class A (before tax)	8.50%	10.84%	5.78%
after tax on distributions	8.50%	9.86%	4.98%
after tax on distributions, with sale	4.81%	8.52%	4.47%
Class ADV	14.29%	12.11%	6.39%
Class I	14.53%	12.36%	6.56%
Class R1	13.80%	11.60%	6.07%
Class R2	14.11%	11.89%	6.28%
Class R3	13.88%	11.71%	6.13%
Class R4	14.40%	12.15%	6.40%
Class R5	14.55%	12.38%	6.56%
Class R6	14.65%	12.48%	6.58%
Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)	21.31%	14.46%	7.07%

Small Cap Core Fund (Acquiring Fund)

	One year	Since inception (12/20/13)
Class A (before tax)	20.69%	6.10%
after tax on distributions	20.31%	5.57%
after tax on distributions, with sale	11.71%	4.47%
Class I	27.06%	8.15%
Class R6	27.04%	7.91%
Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)	21.31%	7.87%

FURTHER INFORMATION ON THE REORGANIZATION

The Reorganization is not intended to result in the recognition of income, gain, or loss for U.S. federal income tax purposes by the Acquiring Fund, the Acquired Fund, or the shareholders of the Acquired Fund or the Acquiring Fund. In addition, the Reorganization will not take place unless the Acquired Fund and Acquiring Fund receive a satisfactory opinion from K&L Gates LLP (“K&L Gates”) substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury Regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, the Reorganization will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

As a result, it is anticipated that, with respect to the Reorganization, for U.S. federal income tax purposes:

▪
Under Sections 361 and 357 of the Code, no gain or loss will be recognized by the Acquired Fund upon: (1) the transfer of all of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by Acquiring Fund of substantially all liabilities of the Acquired Fund, or (2) the distribution by the Acquired Fund of the Acquiring Fund shares to the Acquired Fund’s shareholders in liquidation of the Acquired Fund, except for (A) any gain or loss recognized on (i) “section 1256 contracts” as defined in Section 1256(b) of the Code or (ii) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss that may be required to be recognized (i) as a result of the closing of the tax year of the Acquired Fund, (ii) upon the termination of a position, or (iii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;

▪
Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Acquired Fund’s assets solely in exchange for the issuance of the Acquiring Fund’s shares to the Acquired Fund and the assumption of substantially all of the Acquired Fund’s liabilities by the Acquiring Fund;

▪
Under Section 362(b) of the Code, the tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of those assets in the hands of the Acquired Fund immediately before the transfer, adjusted for any gain or loss required to be recognized as described above;

▪
Under Section 1223(2) of the Code, the tax holding period of the assets of the Acquired Fund, other than certain assets with respect to which gain or loss is required to be recognized as described above, in the hands of the Acquiring Fund will include the Acquired Fund’s tax holding period for those assets;

▪	Under Section 354 of the Code, you will not recognize gain or loss upon the exchange of your Acquired Fund shares solely for Acquiring Fund shares as part of the Reorganization;

▪
Under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund shares you receive in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares you surrender in exchange therefore;

▪
Under Section 1223(1) of the Code, the tax holding period of the Acquiring Fund shares you receive will include the tax holding period of the Acquired Fund shares you surrender in the exchange, provided that you hold the Acquired Fund shares as capital assets on the date of the exchange; and

▪
The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

In rendering its opinion, K&L Gates will rely upon, among other considerations, reasonable assumptions, as well as representations of the Acquired Fund and the Acquiring Fund.

No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position. If the Reorganization were consummated but did not qualify as a tax-free reorganization under the Code, you would recognize a taxable gain or loss equal to the difference between your tax basis in your Acquired Fund shares and the fair market value of the Acquiring Fund shares you received.

Prior to the Closing Date, each of the Acquired Fund and the Acquiring Fund may declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, including those realized on disposition of portfolio securities in connection with the Reorganization (after reduction by any available capital loss carryforwards), if any, through the Closing Date. These distributions will be taxable to shareholders.

In order to better align the portfolios of the Acquired and Acquiring Funds, prior to the Reorganization, the Acquired Fund may sell up to approximately 94% of its assets and invest the proceeds of such sales in securities in which the Acquiring Fund invests. Sales of portfolio securities by the Acquired Fund are expected to result in brokerage commissions or other transaction costs of up to approximately $203,686 (0.06% of the Fund’s total net assets, approximately $0.02 per share of the Fund). The Acquired Fund’s portfolio securities have net appreciation of approximately $41,074,201 based on market valuations as of September 21, 2017, equal to approximately 12% of the Acquired Fund’s net assets, or approximately $3.53 per Acquired Fund share.

A Fund’s ability to carry forward capital losses, if any, and to use them to offset future gains may be limited as a result of the Reorganization. “Pre-acquisition losses” of either the Acquired Fund or the Acquiring Fund (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable to offset gains of the combined Fund. Additionally, if one Fund has net unrecognized gains above a certain threshold as of the date of the Reorganization (“built-in gains”), the other Fund’s pre-Reorganization losses cannot be used to offset such built-in gains if they are recognized during the five-year period beginning on the date of the Reorganization.

In addition, the Reorganization will result in the spreading of tax benefits and tax costs across the larger shareholder base of the combined Fund. On the one hand, the shareholders of the Acquired Fund will receive a proportionate share of any “built-in” (unrealized) gains in the Acquiring Fund’s assets, as well as any taxable gains realized by the Acquiring Fund but not distributed to its shareholders prior to the Reorganization, when such gains are eventually distributed by the Acquiring Fund. As a result, shareholders of the Acquired Fund may receive larger taxable distributions than they would have had the Reorganization not occurred. Additionally, any pre-acquisition losses of the Acquired Fund (whether realized or unrealized) remaining after the operation of the limitation rules described above will become available to offset post-Reorganization capital gains otherwise distributed to a broader group of shareholders than would have been the case absent such Reorganization, such that the benefit of those losses to the Acquired Fund shareholders may be further reduced relative to what the benefit would have been had the Reorganization not occurred. On the other hand, any pre-acquisition losses of the Acquiring Fund remaining after the operation of the limitation rules described above will be available to offset capital gains of the combined Fund realized after the Reorganization other than Acquired Fund built-in gains (as set forth above), potentially resulting in a tax benefit to the Acquired Fund shareholders.

As of August 31, 2017, the Acquired Fund had unrealized appreciation of 9.23% of its net assets, and the Acquiring Fund had unrealized appreciation of 16.74% of its net assets. As of its fiscal year end on October 31, 2016, the Acquiring Fund had short-term capital loss carryforwards of $668,155, and long-term capital loss carryforwards of $307,050, which have no expiration date. As of its fiscal year end on March 31, 2017, the Acquired Fund had no short-term or long-term capital loss carryforwards.

The amount of realized and unrealized gains and losses of each Fund, as well as the size of each Fund, at the time of the Reorganization will determine the extent to which the Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the combined Fund following the Reorganization, and consequently the extent to which the combined Fund may be required to distribute gains to its shareholders earlier than would have been the case absent the Reorganization. Thus the impact of the rules described above will depend on factors that are currently unknown, such that this impact cannot be calculated precisely prior to the Reorganization.

This description of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Additional Terms of the Agreement and Plan of Reorganization

Certain terms of the Agreement are described above. The following is a summary of certain additional terms of the Agreement. This summary and any other description of the terms of the Agreement contained in this Proxy/Prospectus is qualified in its entirety by Exhibit A, which is the Form of Agreement and Plan of Reorganization in its entirety that is proposed for the Reorganization.

Conditions to Closing the Reorganization. The obligation of the Acquired Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the performance by the Acquiring Fund of all its obligations under the Agreement and the receipt of all consents, orders, and permits necessary to consummate the Reorganization (see Agreement, paragraph 8).

The obligation of the Acquiring Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the Acquired Fund’s performance of all of its obligations under the Agreement, the receipt of certain documents and financial statements from the Acquired Fund, and the receipt of all consents, orders, and permits necessary to consummate the Reorganization (see Agreement, paragraph 9).

The obligations of the Acquired Fund and the Acquiring Fund are subject to approval of the Agreement by the necessary vote of the outstanding shares of the Acquired Fund, in accordance with the provisions of the Acquired Fund’s amended and restated agreement and declaration of trust and the amended and restated by-laws. The obligations of the Acquired Fund and the Acquiring Fund are also subject to the receipt of an opinion of K&L Gates as to the U.S. federal income tax consequences of the Reorganization (see Agreement, paragraphs 8(e) and (f) and 9(e) and (f)).

Termination of Agreement. The Acquired Fund Board or the Acquiring Fund Board may terminate the Agreement (even if the shareholders of the Acquired Fund have already approved it) at any time before the Reorganization date, if either such Board believes that proceeding with the Reorganization would no longer be advisable.

Expenses of the Reorganization. The estimated cost of the Reorganization is approximately $293,675. Each of the Acquired Fund and the Acquiring Fund will pay a pro rata portion of the costs that are incurred in connection with the Reorganization based on the respective Fund’s pro rata share of the expected overall expense ratio savings that the Funds collectively are expected to realize as a result of the Reorganization. Based on current asset levels, the Acquired Fund is expected to realize approximately one basis point (0.01%) and the Acquiring Fund is expected to realize approximately one basis point (0.01%) in overall expense ratio savings resulting from the Reorganization. Accordingly, the Acquired Fund and the Acquiring Fund will bear approximately $218,461 (0.06% of the Fund’s total net assets, approximately $0.02 per share of the Fund) and $75,214 (0.06% of the Fund’s total net assets, less than $0.01 per share of the Fund), respectively.

Notwithstanding the foregoing, the Acquired Fund will pay any brokerage commissions, dealer mark-ups, and similar expenses that it may incur in connection with the purchases or sale of portfolio securities, and the Acquiring Fund will pay all governmental fees required in connection with the registration or qualification under applicable state and federal laws of the shares of the Acquiring Fund issued in connection with the Reorganization. Sales of portfolio securities by the Acquired Fund are expected to result in brokerage commissions or other transaction costs of up to approximately $203,686 (0.06% of the Fund’s total net assets, approximately $0.02 per share of the Fund). If the Reorganization is not consummated, the Advisor will pay the expenses of the Reorganization.

CAPITALIZATION

The following table sets forth the capitalization of each Fund as of April 30, 2017, and the pro forma combined capitalization of the Acquiring Fund as if the proposed Reorganization had occurred a year earlier, on May 1, 2016.

It is impossible to predict how many shares of the Acquiring Fund will actually be received and distributed by the Acquired Fund on the Closing Date. The table below should not be relied upon to determine the amount of the Acquiring Fund shares that will actually be received and distributed.

Funds	Net assets	Share class	NAV	Shares outstanding
Small Company Fund (Acquired Fund)	$244,837,680	A	$28.84	8,490,062
	$90,589,403	I	$29.55	3,065,261
	$38,844	ADV	$29.06	1,337
	$528,396	R1	$28.04	18,844
	$932,466	R2	$28.86	32,306
	$215,763	R3	$28.26	7,634
	$69,229	R4	$29.14	2,376
	$94,307	R5	$29.60	3,186
	$5,551,755	R6	$29.76	186,568
Small Cap Core Fund (Acquiring Fund)[1]
	$585,303	I	$12.94	45,247
	$132,670,052	NAV	$12.94	10,254,353
Decrease in net assets to reflect the estimated expenses of the Reorganization and increase in outstanding shares relative to net asset value upon the Reorganization.[2]	$(312,436)	A	$(0.04)	10,421,405
	$(115,855)	I	$(0.03)	3,931,940
	$(50)	ADV	$(0.04)	1,663
	$(674)	R1	$(0.03)	21,970
	$(1,190)	R2	$(0.03)	39,719
	$(275)	R3	$(0.03)	9,032
	$(88)	R4	$(0.04)	2,971
	$(120)	R5	$(0.04)	4,098
	$(7,107)	R6	$(0.04)	242,255
	$(59,566)	NAV	$(0.01)	0.00
Small Cap Core Fund (Acquiring Fund) (pro forma assuming Reorganization)	$244,525,244	A	$12.93	18,911,467
	$91,097,645	I	$12.93	7,045,448
	$7,382,462	R6	$12.93	570,959
	$132,610,486	NAV	$12.93	10,254,353
Small Cap Core Fund (Acquiring Fund) (pro forma assuming Reorganization) Aggregate Net Assets	$475,615,837	—	—	—

1.	Class A and Class R6 of Small Cap Core Fund launched on August 30, 2017.

2.
The decrease in net assets of share classes of the Acquired Fund reflects the costs incurred in connection with the Reorganization of approximately $233,800 and portfolio trading costs of approximately $203,686 of the Acquired Fund in connection with the purchase or sale of securities. The decrease in net assets of share classes of the Acquiring Fund reflects the costs incurred in connection with the Reorganization of approximately $59,875.

If the Reorganization had taken place on May 1, 2016, the beginning of the 12-month period ended April 30, 2017, in accordance with the Agreement:

i.	approximately 2.23 Acquiring Fund Class A shares would have been issued to holders of the Acquired Fund Class A shares in exchange for each Class A share held;

ii.	approximately 2.28 Acquiring Fund Class I shares would have been issued to holders of the Acquired Fund Class I shares in exchange for each Class I share held;

iii.	approximately 2.25 Acquiring Fund Class I shares would have been issued to holders of the Acquired Fund Class ADV shares in exchange for each Class ADV share held;

iv.	approximately 2.17 Acquiring Fund Class R6 shares would have been issued to holders of the Acquired Fund Class R1 shares in exchange for each Class R1 share held;

v.	approximately 2.23 Acquiring Fund Class R6 shares would have been issued to holders of the Acquired Fund Class R2 shares in exchange for each Class R2 share held;

vi.	approximately 2.19 Acquiring Fund Class R6 shares would have been issued to holders of the Acquired Fund Class R3 shares in exchange for each Class R3 share held;

vii.	approximately 2.25 Acquiring Fund Class R6 shares would have been issued to holders of the Acquired Fund Class R4 shares in exchange for each Class R4 share held;

viii.	approximately 2.29 Acquiring Fund Class R6 shares would have been issued to holders of the Acquired Fund Class R5 shares in exchange for each Class R5 share held; and

ix.	approximately 2.30 Acquiring Fund Class R6 shares would have been issued to holders of the Acquired Fund Class R6 shares in exchange for each Class R6 share held.

ADDITIONAL INFORMATION ABOUT THE FUNDS

The following table shows where in a Fund’s prospectus you can find additional information about the Fund.

Type of Information	Headings in the Prospectus
Investment objective and policies	Fund Summary: Investment Objective; Principal Investment Strategies; Principal Risks
Fund Details: Principal Investment Strategies; Principal Risks of Investing
Portfolio management	Fund Details: Who’s Who — Advisor; Subadvisor
Expenses	Fund Summary — Fees and Expenses
Custodian	Fund Details: Who’s Who — Custodian
Shares of beneficial interest	Your Account: Choosing an Eligible Share Class; Class Cost Structure (Acquired Fund prospectus and Acquiring Fund Class A and Class I prospectus)
Your Account: Who Can Buy Shares (Acquiring Fund Class R6 prospectus)
Purchase of shares, Redemption or sale of shares	Your Account: Buying Shares; Selling Shares; Transaction Policies
Dividends, distributions, and taxes	Your Account: Dividends and Account Policies

BOARD RECOMMENDATION

For the reasons described above, the Acquired Fund Board, including the Independent Trustees, approved the Reorganization on behalf of the Acquired Fund. Similarly, the Acquiring Fund Board, including the Independent Trustees, approved the Reorganization on behalf of the Acquiring Fund. They also determined that the Reorganization is in the best interest of the Acquiring Fund and that the interests of the Acquiring Fund’s shareholders would not be diluted as a result of the Reorganization.

The Trustees recommend that shareholders of your Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization for your Fund.

CONFLICTS OF INTEREST

The Reorganization is expected to indirectly benefit JHA’s ultimate parent company, Manulife Financial Corporation (“MFC”), because it would result in the transfer of assets from the Acquired Fund, which is subadvised by Mesirow (not affiliated with MFC), to the Acquiring Fund, which is subadvised by JHAM (US) (an indirect wholly owned subsidiary of MFC). In addition, although the expected management fee rate of Small Cap Core Fund after the Reorganization is lower than the management fee rate currently paid by shareholders of Small Company Fund, JHA is nonetheless expected to benefit from the Reorganization due to reduced administrative complexity and the potential for increased assets under management, as the combined Fund will offer investors potential long-term economies of scale with a greater potential for asset growth and a simplified, potentially more attractive product offering.

VOTING RIGHTS AND REQUIRED VOTE

Each whole share of your Fund is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. Approval of the proposal described above requires the affirmative vote of a majority of the outstanding shares of the Acquired Fund entitled to vote on the proposal. Shares will be voted in the aggregate, without regard to class. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” shall mean the vote of the lesser of:

(1)	67% or more of the voting securities present at such meeting, if more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy; or

(2)	more than 50% of the outstanding voting securities of the Acquired Fund.

Shares	Quorum	Voting
In general	All shares present in person or by proxy are counted towards a quorum.	Shares present at the meeting will be voted in person at the meeting. Shares present by proxy will be voted in accordance with the voting shareholders’ instructions.
Proxy with no voting instruction (other than Broker non-vote)	Considered present at the meeting.	Voted “for” a proposal.
Broker non-vote	Considered present at the meeting.	Not voted. Same effect as a vote “against.”
Abstain	Considered present at the meeting.	Not voted. Same effect as a vote “against.”

If your proxy is not received on a timely basis, it will not be counted. If the required approval of the Acquired Fund’s shareholders is not obtained with respect to the proposal, the Acquired Fund Board will consider what further action may be appropriate, which can include re-soliciting shareholders to approve the proposal.

INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax, or in person by the trustees, officers, and employees of your Fund; by personnel of your Fund’s investment advisor, JHA, and its transfer agent, Signature Services; or by broker-dealer firms. Signature Services, together with a third party solicitation firm, has agreed to provide proxy solicitation services at a cost of approximately $155,000 for the proxy.

Revoking Proxies

The Acquired Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

▪	By filing a written notice of revocation with the Acquired Fund’s transfer agent, John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913;

▪	By returning a duly executed proxy with a later date before the time of the meeting; or

▪
If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of your Fund (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares and Quorum

As of November 1, 2017 (the “record date”), the numbers of shares of beneficial interest of the Acquired Fund outstanding were as follows:

Shares Outstanding
Class A	8,231,057.961
Class I	1,528,917.356
Class ADV	1,801.263
Class R1	15,999.682
Class R2	29,395.985
Class R3	8,033.276
Class R4	2,564.522
Class R5	3,198.450
Class R6	1,802,230.738
Total	11,623,199,233

Only shareholders of record on the record date are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of the Acquired Fund that are entitled to vote, present in person or represented by proxy, will be considered a quorum for the transaction of business.

Other Business

The Board knows of no business to be presented for consideration at the meeting other than the proposal identified in this proxy. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of the proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of the Acquired Fund’s shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of the proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the proposal against adjournment. The persons named as proxies will not vote any proxy that directs them to abstain from voting on the proposal.

Telephone Voting

In addition to soliciting proxies by mail, by e-mail, or in person, your Fund also may arrange to have votes recorded by telephone by officers and employees of your Fund or by personnel of JHA or Signature Services, or a third party solicitation firm. The telephone voting procedure is designed to verify a shareholder’s identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder’s instructions, and to confirm that the voting instructions have been properly recorded.

▪
A shareholder will be called on a recorded line at the telephone number in the Fund’s account records and will be asked to provide the shareholder’s Social Security number or other identifying information.

▪	The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder’s instructions.

▪	To ensure that the shareholder’s instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

▪	A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

▪	If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

Internet Voting

You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the meeting. Do not mail the proxy card(s) if you are voting via the Internet. To vote via the Internet, you will need the control number that appears on your proxy card(s). These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. If you are voting via the Internet, you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which costs you must bear.

To vote via the Internet:

▪	Read the Proxy/Prospectus and have your proxy card(s) at hand.

▪	Go to the website on the proxy card(s).

▪	Enter the control number found on your proxy card(s).

▪	Follow the instructions on the website. Please call us at 800-225-5291 if you have any problems.

▪	To ensure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission and also by email, if chosen.

Shareholders’ Proposals

The management team of your Fund is not required and does not intend to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders of your Fund must submit the proposal in writing, so that it is received by the management team of your Fund at 601 Congress Street, Boston, Massachusetts 02210, within a reasonable time before any meeting.

OWNERSHIP OF SHARES OF THE FUNDS

To the best knowledge of each Fund, as of November 1, 2017, the Trustees and officers of the Acquired Fund Trust and the Acquiring Fund Trust, each in the aggregate, beneficially owned less than 1% of the outstanding shares of any class of shares of their respective Funds.

To the knowledge of the management team of each Fund, as of November 1, 2017, the following shareholders owned of record or beneficially 5% or more of the outstanding classes of shares of the Funds. A shareholder who owns beneficially more than 25% of any class of a Fund is deemed to control that class. Shareholders who have the power to vote a larger percentage of shares (at least 25% of the voting shares) of the Acquired Fund can control the Acquired Fund and determine the outcome of a shareholder meeting.

Class	Name and Address	Percentage	Ownership
Small Company Fund
A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	17.90%	RECORD
A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3729	24.77%	RECORD
I	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	17.79%	RECORD
I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	28.22%	RECORD
R1	MG TRUSTCO CUST FBO 401(K) PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	37.97%	BENEFICIAL
R1	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	85.09%	RECORD
R2	FBO TWO RIVERS LAW GROUP EMPLOYEES C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	35.42%	BENEFICIAL

Class	Name and Address	Percentage	Ownership
R2	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	50.30%	RECORD
R2	GREAT-WEST TRUST COMPANY LLC EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	66.50%	RECORD
R3	MATRIX TRUST COMPANY CUST FBO CHARLEVOIX PUBLIC SCHOOLS 403(B) 717 17TH ST STE 1300 DENVER CO 80202-3304	31.80%	BENEFICIAL
R3	RELIANCE TRUSTCO FBO PO BOX 28004 ATLANTA GA 30358-0004	89.34%	BENEFICIAL
R4	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	39.97%	BENEFICIAL
R4	MID ATLANTIC TRUST COMPANY FBO SOCK AND ACCESSORY BRANDS GLOB 401(K) 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	55.70%	BENEFICIAL
R4	JOHN HANCOCK LIFE INSURANCE CO USA 601 CONGRESS ST FL 10 BOSTON MA 02210-2806	76.83%	BENEFICIAL
R5	TD AMERITRADE TRUST COMPANY PO BOX 17748 DENVER CO 80217-0748	100.00%	RECORD
R6	NFS LLC FEBO FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	28.35%	RECORD
R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3729	97.19%	RECORD
ADV	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	100.00%	RECORD

Class	Name and Address	Percentage	Ownership
Small Cap Core Fund
A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	5.12%	RECORD
A	JOHN HANCOCK LIFE & HEALTH INS CO CUSTODIAN FOR THE IRA 137 BAYSCAPE DR PERRYVILLE MD 21903-2410	5.71%	BENEFICIAL
A	JOHN HANCOCK LIFE INSURANCE CO USA 601 CONGRESS ST 6TH FL BOSTON MA 02210-2806	6.54%	BENEFICIAL
A	JOHN HANCOCK LIFE & HEALTH INS CO CUSTODIAN FOR THE IRA 4471 34TH ST APT B SAN DIEGO CA 92116-4579	6.54%	BENEFICIAL
A	JOHN HANCOCK LIFE & HEALTH INS CO CUSTODIAN FOR THE IRA 2154 RANSOM RD VALPARAISO IN 46385-8545	7.49%	BENEFICIAL
A	JOHN HANCOCK LIFE & HEALTH INS CO CUSTODIAN FOR THE IRA 13411 TAYLORCREST RD HOUSTON TX 77079-6033	12.32%	BENEFICIAL
I	JOHN HANCOCK LIFE & HEALTH INS CO CUSTODIAN FOR THE IRA 837 S WINDSOR BLVD APT 5 LOS ANGELES CA 90005-3766	5.13%	BENEFICIAL
I	MANULIFE ASSET MANAGEMENT US LLC 2014/2015 MAM US DEFERRED INCENTIVE PLAN 197 CLARENDON ST BOSTON MA 02116-5010	9.56%	RECORD
I	MANULIFE ASSET MANAGEMENT 2016 - 17 MAM US DEF INCENTIVE PLAN 197 CLARENDON ST BOSTON MA 02116-5010	10.04%	RECORD

Class	Name and Address	Percentage	Ownership
I	MANULIFE ASSET MANAGEMENT (US) LLC 2015-2016 MAM US DEF INCENTIVE PLAN 197 CLARENDON ST BOSTON MA 02116-5010	12.04%	RECORD
R6	JOHN HANCOCK LIFE INSURANCE CO USA 601 CONGRESS ST 6TH FL BOSTON MA 02210-2806	14.26%	BENEFICIAL
NAV	JHF II MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO 601 CONGRESS ST BOSTON MA 02210-2805	29.49%	BENEFICIAL
NAV	JHF II MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO 601 CONGRESS ST BOSTON MA 02210-2805	49.00%	BENEFICIAL
NAV	JHF II MULTIMANAGER LIFESTYLE AGGRESSIVE PORTFOLIO 601 CONGRESS ST BOSTON MA 02210-2805	21.51%	BENEFICIAL

EXPERTS

The financial highlights and financial statements of Small Company Fund, included in the Fund’s Annual Report to Shareholders for the fiscal year ended March 31, 2017 (File No. 811-21777), and the financial highlights and financial statements of Small Cap Core Fund, included in the Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2016 (File No. 811-00560), in each case, have been audited by PricewaterhouseCoopers LLP (“PwC”). These financial highlights and financial statements, in addition to the unaudited financial highlights and financial statements of Small Cap Core Fund, included in the Fund’s Semiannual Report to Shareholders for the six months ended April 30, 2017 (File No. 811-00560), have been incorporated by reference into the SAI insofar as they relate to the Acquired Fund and Acquiring Fund.

Each Fund will furnish, without charge, a copy of its most recent Annual Report to any shareholder upon request. In addition, Small Cap Core Fund will furnish, without charge, a copy of its most recent Semiannual Report to any shareholder upon request.

The Annual Report of Small Company Fund for the fiscal year ended March 31, 2017 was filed with the SEC on May 22, 2017. The Annual Report of Small Cap Core Fund for the fiscal year ended October 31, 2016 was filed with the SEC on December 22, 2016, and the Fund’s unaudited Semiannual Report for the six months ended April 30, 2017 was filed on June 27, 2017.

The audited annual financial statements and financial highlights have been included in reliance on the reports of PwC, given on its authority as an expert in accounting and auditing.

AVAILABLE INFORMATION

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and files reports, proxy statements, and other information with the SEC. These reports, proxy statements, and other information filed by the Funds can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549; at the Northeast Regional Office (3 World Financial Center, New York, New York 10281), and at the Midwest Regional Office (175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60661). Copies of these materials can also be obtained by mail from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed online or downloaded from the SEC’s website at sec.gov.

EXHIBIT A

FORM OF
AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of [_________] [___], 2018, by and between Small Company Fund (the “Acquired Fund”), a series of John Hancock Funds III (the “Acquired Fund Trust”), a Massachusetts business trust, and Small Cap Core Fund (the “Acquiring Fund”), a series of John Hancock Investment Trust (the “Acquiring Fund Trust”), also a Massachusetts business trust.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision. The reorganization will consist of the transfer of all assets of the Acquired Fund attributable to each class of its shares in exchange for shares of the Acquiring Fund as described below (the “Merger Shares”), and the assumption by the Acquiring Fund of substantially all of the liabilities of the Acquired Fund and the distribution of the Merger Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

In order to consummate the reorganization contemplated by this Agreement (the “Reorganization”) and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, each party hereby agrees as follows:

1.          Representations and Warranties of the Acquiring Fund.

The Acquiring Fund Trust, on behalf of the Acquiring Fund, represents and warrants to, and agrees with, the Acquired Fund that:

(a)        The Acquiring Fund is a series of shares of the Acquiring Fund Trust, a Massachusetts business trust duly organized and validly existing under, and in conformity with, the laws of the Commonwealth of Massachusetts, and has the power to own all of its assets and to carry out its obligations under this Agreement. The Acquiring Fund Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquiring Fund Trust. Each of the Acquiring Fund Trust and the Acquiring Fund has all necessary federal, state, and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b)        The Acquiring Fund Trust is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect, and the Acquiring Fund is a separate diversified series thereof duly designated in accordance with the applicable provisions of the Acquiring Fund Trust’s Amended and Restated Declaration of Trust, dated January 22, 2016, as may be amended (the “Acquiring Fund Trust Declaration”), and the 1940 Act.

(c)        The Acquiring Fund has elected to be, and has met the requirements of subchapter M of the Code for treatment as, a “regulated investment company” (“RIC”) within the meaning of Sections 851 and 852 of the Code at all times since its inception, and will continue to meet such requirements at all times through the Closing Date (as defined in Section 7 herein) and thereafter. The Acquiring Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code.

(d)        The Acquired Fund has been furnished with the annual report of the Acquiring Fund for the fiscal year ended October 31, 2017, and the audited financial statements appearing therein, having been audited by PricewaterhouseCoopers LLP (“PwC”), independent registered public accounting firm, which fairly presents the financial condition and result of operations of the Acquiring Fund as of the date October 31, 2017, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.

(e)        The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown as belonging to it on its statement of assets and liabilities as of October 31, 2017, and those incurred in the ordinary course of business as an investment company since such date. As of the Valuation Time (as defined in Section 3(e)), the Acquiring Fund will advise the Acquired Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(f)         The Acquiring Fund Trust, on behalf of the Acquiring Fund, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action of the board of trustees of the Acquiring Fund Trust (the “Acquiring Fund Trust Board of Trustees”), and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms subject to approval by the Acquired Fund’s shareholders and subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance, and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(g)        Except as has been disclosed in writing to the Acquired Fund, there are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquiring Fund Trust or the Acquiring Fund, threatened against the Acquiring Fund Trust or the Acquiring Fund which assert liability on the part of the Acquiring Fund Trust or the Acquiring Fund or which materially affect the financial condition of the Acquiring Fund Trust or the Acquiring Fund or the Acquiring Fund Trust’s or the Acquiring Fund’s ability to consummate the Reorganization. Neither the Acquiring Fund Trust nor the Acquiring Fund is charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state, or local law or regulation or administrative ruling relating to any aspect of its business.

(h)        Neither the Acquiring Fund Trust nor the Acquiring Fund is obligated under any provision of the Acquiring Fund Trust Declaration or the Acquiring Fund Trust’s By-laws, dated March 8, 2005, as may be amended (the “Acquiring Fund Trust By-laws”), and neither is a party to any contract or other commitment or obligation, nor is subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Acquiring Fund and the Acquired Fund may mutually agree that the Acquiring Fund may take such necessary action to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(i)         There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in sub-section (k) below) or that will not otherwise be disclosed to the Acquired Fund prior to the Valuation Time.

(j)         No consent, approval, authorization, or order of any court or government authority is required for the consummation by the Acquiring Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

(k)        The registration statement on Form N-14 filed with the Securities and Exchange Commission (the “Commission”) by the Acquiring Fund Trust on behalf of the Acquiring Fund and relating to the Merger Shares issuable hereunder, and the proxy statement of the Acquired Fund relating to the meeting of the Acquired Fund’s shareholders referred to in Section 6(b) herein (together with the documents incorporated therein by reference, the “Proxy Statement/Prospectus”), and any supplement or amendment thereto or to the documents therein (as amended or supplemented, the “N-14 Registration Statement”), on the effective date of the N-14 Registration Statement, at the time of the shareholders’ meeting referred to in Section 6(b) of this Agreement and at the Closing Date, insofar as it relates to the Acquiring Fund,

(i)        did and will comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; and

(ii)       does not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this sub-section shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquired Fund for use in the N-14 Registration Statement.

(l)         The Acquiring Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the N-14 Registration Statement.

(m)       All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid, and nonassessable by the Acquiring Fund. In regard to the statement above that the outstanding shares will be nonassessable, it is noted that the Acquiring Fund Trust is a “Massachusetts business trust” and under Massachusetts’ law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquiring Fund. The Acquiring Fund does not have outstanding any security convertible into any of the Acquiring Fund shares, except that Class A shares of the Acquiring Fund are convertible into Class I shares or Class R6 shares of the Acquiring Fund in the manner and on the terms described in the Acquiring Fund’s registration statement on Form N-1A.

(n)        The Merger Shares to be issued to the Acquired Fund pursuant to this Agreement have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued Class A, Class I, and Class R6 shares of beneficial interest in the Acquiring Fund and will be fully paid and nonassessable by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof. In regard to the statement above that the Merger Shares will be nonassessable, it is noted that Acquiring Fund Trust is a “Massachusetts business trust” and under Massachusetts’ law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquiring Fund Trust.

(o)        At or prior to the Closing Date, the Merger Shares to be transferred to the Acquired Fund for distribution to the shareholders of the Acquired Fund on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Acquired Fund presently are qualified, and there will be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(p)        At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, trustee, and shareholder approvals necessary to issue the Merger Shares to the Acquired Fund.

(q)        The Acquiring Fund has timely filed, or intends to file, or has obtained extensions to file, all federal, state, and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state, and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All such tax returns are true, correct and complete in all material respects. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

2.         Representations and Warranties of the Acquired Fund.

The Acquired Fund Trust, on behalf of the Acquired Fund, represents and warrants to, and agrees with, the Acquiring Fund that:

(a)        The Acquired Fund is a series of shares of the Acquired Fund Trust, a Massachusetts business trust duly organized and validly existing under, and in good standing in conformity with, the laws of the Commonwealth of Massachusetts, and has the power to own all of its assets and to carry out its obligations under this Agreement. The Acquired Fund Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquired Fund Trust. Each of the Acquired Fund Trust and the Acquired Fund has all necessary federal, state, and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b)        The Acquired Fund Trust is duly registered under the 1940 Act as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect, and the Acquired Fund is a separate diversified series thereof duly designated in accordance with the applicable provisions of the Acquired Fund Trust’s Amended and Restated Agreement and Declaration of Trust, dated January 22, 2016, as may be amended (the “Acquired Fund Trust Declaration”),  and the 1940 Act.

(c)        The Acquired Fund has elected to be, and has met the requirements of subchapter M of the Code for treatment as, a RIC within the meaning of Sections 851 and 852 of the Code at all times since its inception, and will continue to meet such requirements at all times through the Closing Date with respect to its taxable year ending on the Closing Date. The Acquired Fund has not at any time since its inception been liable for, and is not now liable for, and will not be liable for on the Closing Date, any material income or excise tax pursuant to Sections 852 or 4982 of the Code.

(d)        The Acquired Fund Trust, on behalf of the Acquired Fund, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action of the board of trustees of the Acquired Fund Trust (the “Acquired Fund Trust Board of Trustees”), and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms subject to approval by the Acquired Fund’s shareholders and subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance, and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(e)        The Acquiring Fund has been furnished with: (i) the annual report of the Acquired Fund for the fiscal year ended March 31, 2017, and the audited financial statements appearing therein, having been audited by PwC, independent registered public accounting firm; and (ii) the unaudited semiannual report of the Acquired Fund for the six months ended September 30, 2017, which, in each case, fairly presents the financial condition and result of operations of the Acquired Fund as of the date of the respective reports, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.

(f)         The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown as belonging to it on its statement of assets and liabilities as of September 30, 2017, and those incurred in the ordinary course of business as an investment company since such date. As of the Valuation Time, the Acquired Fund will advise the Acquiring Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(g)        Except as has been disclosed in writing to the Acquiring Fund, there are no material legal, administrative, or other proceedings pending or, to the knowledge of the Acquired Fund Trust or the Acquired Fund, threatened against the Acquired Fund Trust or the Acquired Fund which assert liability on the part of the Acquired Fund Trust or the Acquired Fund or which materially affect the financial condition of the Acquired Fund Trust or the Acquired Fund or the Acquired Fund Trust’s or the Acquired Fund’s ability to consummate the Reorganization. Neither the Acquired Fund Trust nor the Acquired Fund is charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state, or local law or regulation or administrative ruling relating to any aspect of its business.

(h)        There are no material contracts outstanding to which the Acquired Fund is a party that have not been disclosed in the N-14 Registration Statement or that will not otherwise be disclosed to the Acquiring Fund prior to the Valuation Time.

(i)         Neither the Acquired Fund Trust nor the Acquired Fund is obligated under any provision of the Acquired Fund Trust Declaration or the Amended and Restated Acquired Fund Trust’s By-laws, dated June 9, 2005, as may be amended (the “Acquired Fund Trust By-laws”), and neither is a party to any contract or other commitment or obligation, nor is subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Acquired Fund and the Acquiring Fund may mutually agree that the Acquired Fund may take such necessary action to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(j)         The Acquired Fund has timely filed, or intends to file, or has obtained extensions to file, all federal, state, and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay all federal, state, and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All such tax returns are true, correct and complete in all material respects. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(k)        As used in this Agreement, the term “Acquired Fund Investments” shall mean:

(i)        the investments of the Acquired Fund shown on its schedule of investments as of the Valuation Time furnished to the Acquiring Fund; and

(ii)       all other assets owned by the Acquired Fund or liabilities incurred as of the Valuation Time. At the Valuation Time and the Closing Date, the Acquired Fund will have full right, power, and authority to sell, assign, transfer, and deliver the Acquired Fund Investments. At the Closing Date, subject only to the obligation to deliver the Acquired Fund Investments as contemplated by this Agreement, the Acquired Fund will have good and marketable title to all of the Acquired Fund Investments, and the Acquiring Fund will acquire all of the Acquired Fund Investments free and clear of any encumbrances, liens, or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Acquired Fund Investments or materially affect title thereto).

(l)         No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

(m)       The N-14 Registration Statement, on the effective date of the N-14 Registration Statement, at the time of the shareholders’ meeting referred to in Section 6(b) of this Agreement and at the Closing Date, insofar as it relates to the Acquired Fund,

(i)        did and will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; and

(ii)       does not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this sub-section shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement.

(n)        All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid, and nonassessable by the Acquired Fund (“Acquired Fund Shares”). In regard to the statement above that the Acquired Fund Shares will be nonassessable, it is noted that the Acquired Fund Trust is a “Massachusetts business trust” and under Massachusetts’ law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquired Fund. The Acquired Fund does not have outstanding any security convertible into any of the Acquired Fund Shares.

(o)        All of the issued and outstanding shares of the Acquired Fund were offered for sale and sold in conformity with all applicable federal and state securities laws.

(p)        The books and records of the Acquired Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

(q)        The Acquired Fund will not sell or otherwise dispose of any of the Merger Shares to be received in the Reorganization, except in distribution to the shareholders of the Acquired Fund, as provided in Section 3 of this Agreement.

3.         The Reorganization.

(a)        Subject to the requisite approval of the shareholders of the Acquired Fund, and to the other terms and conditions contained herein, the Acquired Fund agrees to sell, convey, transfer, and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund, on the Closing Date, all of the Acquired Fund Investments (including interest accrued as of the Valuation Time on debt instruments) and to assume substantially all of the liabilities of the Acquired Fund, in exchange for that number of Merger Shares provided for in Section 4. Pursuant to this Agreement, as soon as practicable after the Closing Date, the Acquired Fund will distribute all Merger Shares received by it to its shareholders in exchange for their Acquired Fund Shares in complete liquidation of the Acquired Fund. Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the amounts due the shareholders of the Acquired Fund based on their respective holdings in the Acquired Fund as of the Valuation Time.

(b)        If it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing,

(i)        nothing herein will require the Acquired Fund to dispose of any portfolios, securities, or other investments, if, in the reasonable judgment of the Acquired Fund Trust Board of Trustees or the Acquired Fund’s investment advisor, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquired Fund; and

(ii)       nothing will permit the Acquired Fund to dispose of any portfolio securities or other investments if, in the reasonable judgment of the Acquiring Fund Trust Board of Trustees or the Acquiring Fund’s investment advisor, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquiring Fund.

(c)        Prior to the Closing Date, the Acquired Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income, if any (computed without regard to any deduction for dividends paid), all of its net tax-exempt income, if any, and all of its net capital gain, if any, in each case for its taxable year beginning on April 1, 2017 and ending on the Closing Date and, if still timely under Section 855 of the Code, the taxable year ending on March 31, 2018.

(d)       The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest the Acquired Fund receives on or after the Closing Date with respect to any of the Acquired Fund Investments transferred to the Acquiring Fund hereunder.

(e)        The Valuation Time shall be 4:00 p.m., Eastern time, on the Closing Date, or such earlier or later day and time as may be mutually agreed upon in writing (the “Valuation Time”).

(f)         Recourse for liabilities assumed from the Acquired Fund by the Acquiring Fund in the Reorganization will be limited to the assets acquired by the Acquiring Fund. The known liabilities of the Acquired Fund, as of the Valuation Time, shall be confirmed to the Acquiring Fund pursuant to Section 2(k) of this Agreement.

(g)        The Acquired Fund will be terminated following the Closing Date by terminating its registration under the 1940 Act and its organization under Massachusetts law and, where it is required to do so, will withdraw its authority to do business in any state.

(h)        The Acquiring Fund will (a) file with the Secretary of the Commonwealth of Massachusetts any necessary amendment to the Acquiring Fund Trust Declaration and (b) implement any amendment to the Acquiring Fund Trust By-laws necessary to consummate the Reorganization.

4.         Valuation.

(a)       On the Closing Date, the Acquiring Fund will deliver to the Acquired Fund a number of full and fractional Merger Shares having an aggregate net asset value on such date, determined as hereinafter provided in this Section 4:

(i)          in the case of Class A shares of the Acquiring Fund, equal to the value of the assets, less the value of the liabilities, of the Acquired Fund attributable to the Acquired Fund’s Class A shares;

(ii)         in the case of Class I shares of the Acquiring Fund, equal to the value of the assets, less the value of the liabilities, of the Acquired Fund attributable to the Acquired Fund’s Class I and Class ADV shares; and

(iii)        in the case of Class R6 shares of the Acquiring Fund, equal to the value of the assets, less the value of the liabilities, of the Acquired Fund attributable to the Acquired Fund’s Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares.

(b)        The net asset value of the Merger Shares to be delivered to the Acquired Fund, the value of the assets attributable to the Acquired Fund Shares, and the value of the liabilities of the Acquired Fund to be assumed by the Acquiring Fund, shall in each case be determined as of the Valuation Time.

(c)        The net asset value of the Merger Shares shall be computed in the manner set forth in the then-current prospectus or statement of additional information of the Acquiring Fund. The value of the assets and liabilities of the Acquired Fund shall be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures which the Acquiring Fund would use in determining the fair market value of the Acquiring Fund’s assets and liabilities.

(d)        No adjustment shall be made in the net asset value of either the Acquired Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

(e)       The Acquiring Fund shall issue Merger Shares to the Acquired Fund. The Acquired Fund shall promptly distribute the Merger Shares to the shareholders of the Acquired Fund by establishing open accounts for each Acquired Fund shareholder on the share ledger records of the Acquiring Fund. Certificates representing Merger Shares will not be issued to Acquired Fund shareholders.

(f)        The Acquiring Fund shall assume substantially all of the liabilities of the Acquired Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent liquidation and dissolution of the Acquired Fund or otherwise, except for the Acquired Fund’s liabilities, if any, arising pursuant to this Agreement.

5.         Payment of Expenses.

(a)        Except as otherwise provided in this Section 5, each Fund will pay a pro rata portion of the costs that are incurred in connection with the Reorganization based on their expected expense ratio savings. The Acquiring Fund and the Acquired Fund will each pay any brokerage commissions, dealer mark-ups, and similar expenses that it may incur in connection with the purchases or sale of portfolio securities, and the Acquiring Fund will pay all governmental fees required in connection with the registration or qualification of the Merger Shares under applicable state and federal laws.

(b)        In the event that the Reorganization contemplated by this Agreement is not consummated, then John Hancock Advisers, LLC, investment advisor to the Acquired and Acquiring Funds, will bear all the costs and expenses incurred in connection with such Reorganization.

(c)        Notwithstanding any other provisions of this Agreement, if for any reason the Reorganization contemplated by this Agreement is not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth above.

(d)        Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of subchapter M of the Code.

6.         Covenants of the Acquired Fund and the Acquiring Fund.

The Acquired Fund and the Acquiring Fund hereby covenant and agree with the other as follows:

(a)        Each of the Acquired Fund and the Acquiring Fund will operate its business as presently conducted in the ordinary course of business between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

(b)        The Acquired Fund Trust, on behalf of the Acquired Fund, will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the Reorganization contemplated hereby.

(c)        In connection with the Acquired Fund shareholders’ meeting referred to in sub-section (b) above, the Acquiring Fund will prepare the Prospectus/Proxy Statement for such meeting, to be included in the N-14 Registration Statement, which the Acquiring Fund Trust, on behalf of the Acquiring Fund, will prepare and file for registration under the 1933 Act of the Merger Shares to be distributed to the Acquired Fund’s shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act. The Acquiring Fund will use its best efforts to provide for the N-14 Registration Statement to become effective as promptly as practicable. The Acquired Fund and the Acquiring Fund will cooperate fully with each other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement, as required by the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations thereunder and the state securities laws.

(d)        The information to be furnished by the Acquired Fund and the Acquiring Fund for use in the N-14 Registration Statement shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable hereto.

(e)        The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities that the Acquiring Fund is not permitted to acquire.

(f)         Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party’s obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

(g)        The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(h)        The Acquired Fund Trust shall:

(i)        following the consummation of the Reorganization, terminate the Acquired Fund in accordance with the laws of the Commonwealth of Massachusetts, the Acquired Fund Trust Declaration, the Acquired Fund Trust By-laws, the 1940 Act, and any other applicable law;

(ii)       not make any distributions of any Merger Shares other than to the respective Acquired Fund shareholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the Acquiring Fund, if any; and

(iii)       on and after the Closing Date not conduct any business on behalf of the Acquired Fund except in connection with the termination of the Acquired Fund.

(i)         Each of the Acquired Fund and the Acquiring Fund agrees that by the Closing Date, all of its federal and other tax returns and reports required to be filed on or before such date (taking into account extensions) shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

(j)         Neither the Acquiring Fund nor the Acquired Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a) of the Code or is inconsistent with the treatment of the Reorganization as a reorganization within the meaning of such Code section. At or prior to the Closing Date, the Acquiring Fund Trust, the Acquiring Fund, the Acquired Fund Trust, and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable K&L Gates LLP (“K&L Gates”), special counsel to the Acquired Fund and the Acquiring Fund, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to K&L Gates).

(k)        In connection with the covenant in subsection (j) above, each of the Acquired Fund and Acquiring Fund will cooperate with each other in filing any tax return, amended return, or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund will retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Acquired Fund for such Acquired Fund’s taxable period first ending after the Closing Date and for all prior taxable periods.

(l)         After the Closing Date, the Acquiring Fund on behalf of the Acquired Fund shall prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed by the Acquired Fund with respect to its final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by the Acquired Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by the Acquired Fund to the extent such expenses have been accrued by the Acquired Fund on or prior to the Closing Date; any excess expenses shall be borne by the investment advisor or an affiliate thereof.

(m)       Following the consummation of the Reorganization, the Acquiring Fund will continue its business as a diversified series of the Acquiring Fund Trust, an open-end management investment company registered under the 1940 Act.

7.         Closing Date.

(a)        Delivery of the assets of the Acquired Fund to be transferred, together with any other Acquired Fund Investments, assumption of the liabilities of the Acquired Fund to be assumed, and delivery of the Merger Shares to be issued as provided in this Agreement shall be made at such place and time as the Acquired Fund and Acquiring Fund shall mutually agree, as of the close of business on February 16, 2018, or at such other time and date agreed to by the Acquired Fund and the Acquiring Fund, the date and time upon which such delivery is to take place being referred to herein as the “Closing Date.”

(b)        To the extent that any Acquired Fund Investments, for any reason, are not transferable on the Closing Date, the Acquired Fund shall cause such Acquired Fund Investments to be transferred to the Acquiring Fund’s account with its custodian at the earliest practicable date thereafter.

(c)        The Acquired Fund will deliver to the Acquiring Fund on the Closing Date: (i) copies of all relevant tax books and records; and (ii) confirmation or other adequate evidence as to the tax basis of the Acquired Fund Investments delivered to the Acquiring Fund hereunder.

(d)        As soon as practicable after the close of business on the Closing Date, the Acquired Fund shall deliver to the Acquiring Fund a list of the names and addresses of all of the shareholders of record of the Acquired Fund on the Closing Date and the number of Acquired Fund Shares owned by each such shareholder, certified to the best of its knowledge and belief by the transfer agent for the Acquired Fund or by its President.

8.         Conditions of the Acquired Fund’s Obligations.

The obligations of the Acquired Fund hereunder shall be subject to the following conditions:

(a)        That the Acquiring Fund Trust Board of Trustees has determined that participation in the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization, that this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Acquiring Fund Trust Board of Trustees, and that the Acquiring Fund shall have delivered to the Acquired Fund a copy of the resolutions approving this Agreement adopted by the Acquiring Fund Trust Board of Trustees certified by its Secretary or Assistant Secretary.

(b)        That the Acquiring Fund shall have furnished to the Acquired Fund a statement of its assets, liabilities, and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of the Acquiring Fund’s investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Acquiring Fund’s behalf by its President (or any Vice President) or its Treasurer (or any Assistant Treasurer), and a certificate signed by the Acquiring Fund’s President (or any Vice President) or its Treasurer (or any Assistant Treasurer), dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquiring Fund since the date of the Acquiring Fund’s most recent annual report or semiannual report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(c)        That the Acquiring Fund shall have furnished to the Acquired Fund a certificate signed by the Acquiring Fund’s President (or any Vice President), its Chief Financial Officer, or its Treasurer (or any Assistant Treasurer), dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d)        That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e)        That the Acquired Fund shall have received the opinion(s) of K&L Gates, counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Acquired Fund, substantially in the form and to the effect that:

(i)        both the Acquiring Fund and the Acquiring Fund Trust are duly formed and validly existing under the laws of the Commonwealth of Massachusetts;

(ii)        the Acquiring Fund is a separate series of the Acquiring Fund Trust, an open-end, management investment company registered under the 1940 Act;

(iii)       this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Acquiring Fund Trust Board of Trustees, and this Agreement has been duly executed and delivered by the Acquiring Fund Trust on behalf of the Acquiring Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Acquiring Fund;

(iv)       neither the execution or delivery by the Acquiring Fund Trust on behalf of the Acquiring Fund of this Agreement nor the consummation by the Acquiring Fund of the Reorganization contemplated hereby violates any provision of any statute or any published regulation or any judgment or order disclosed to counsel by the Acquiring Fund as being applicable to the Acquiring Fund;

(v)        the Merger Shares have each been duly authorized and, upon issuance thereof in accordance with this Agreement, will be validly issued, fully paid, and nonassessable, except to the extent shareholders could under certain circumstances, in accordance with Massachusetts’ law, be held personally liable for the obligations of the Acquiring Fund; and

(vi)       to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Acquiring Fund Trust on behalf of the Acquiring Fund of this Agreement and the consummation of the Reorganization herein contemplated do not require, under the laws of the Commonwealth of Massachusetts or any state in which the Acquiring Fund is qualified to do business or the federal laws of the United States, the consent, approval, authorization, registration, qualification, or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the 1933 Act, 1934 Act, the 1940 Act or the rules and regulations thereunder). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order, or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them.

(f)         That the Acquired Fund shall have obtained an opinion from K&L Gates dated as of the Closing Date (which opinion will be subject to certain qualifications), addressed to the Acquired Fund, and based upon such representations of the parties as K&L Gates may reasonably request and the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, that the Reorganization set forth in this Agreement qualifies as a reorganization as described in Section 368(a) of the Code.

(g)        That all proceedings taken by the Acquiring Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquired Fund.

(h)        That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund Trust or the Acquiring Fund, be contemplated by the Commission.

9.         Conditions of the Acquiring Fund’s Obligations.

The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

(a)        That the Acquired Fund Trust Board of Trustees has determined that participation in the Reorganization is in the best interests of the Acquired Fund and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization, that this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Acquired Fund Trust Board of Trustees and by the affirmative vote of the holders of a majority of the outstanding Acquired Fund Shares (as defined in the Acquired Fund Trust Declaration); and the Acquired Fund shall have delivered to the Acquiring Fund a copy of the resolutions approving this Agreement adopted by the Acquired Fund Trust Board of Trustees, and a certificate setting forth the vote of the holders of the Acquired Fund Shares obtained, each certified by its Secretary or Assistant Secretary.

(b)        That the Acquired Fund shall have furnished to the Acquiring Fund a statement of its assets, liabilities, and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of the Acquired Fund’s investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Acquired Fund’s behalf by its President (or any Vice President) or its Treasurer (or any Assistant Treasurer), and a certificate signed by the Acquired Fund’s President (or any Vice President) or its Treasurer (or any Assistant Treasurer), dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquired Fund since the date of the Acquired Fund’s most recent annual report or semiannual report, as applicable, other than changes in the Acquired Fund Investments since that date or changes in the market value of the Acquired Fund Investments.

(c)        That the Acquired Fund shall have furnished to the Acquiring Fund a certificate signed by the Acquired Fund’s President (or any Vice President), its Chief Financial Officer or its Treasurer (or any Assistant Treasurer), dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquired Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d)        That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e)        That the Acquiring Fund shall have received the opinion(s) of K&L Gates, counsel for the Acquired Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that:

(i)        both the Acquired Fund and the Acquired Fund Trust are duly formed and validly existing under the laws of the Commonwealth of Massachusetts;

(ii)       the Acquired Fund is a separate series of the Acquired Fund Trust, an open-end, management investment company registered under the 1940 Act;

(iii)      this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Acquired Fund Trust Board of Trustees, and this Agreement has been duly executed and delivered by the Acquired Fund Trust on behalf of the Acquired Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Acquired Fund;

(iv)      neither the execution or delivery by the Acquired Fund Trust on behalf of the Acquired Fund of this Agreement nor the consummation by the Acquired Fund of the Reorganization contemplated hereby violates any provision of any statute or any published regulation or any judgment or order disclosed to counsel by the Acquired Fund as being applicable to the Acquired Fund; and

(v)       to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Acquired Fund Trust on behalf of the Acquired Fund of this Agreement and the consummation of the Reorganization herein contemplated do not require, under the laws of the Commonwealth of Massachusetts or any state in which the Acquired Fund is qualified to do business, or the federal laws of the United States, the consent, approval, authorization, registration, qualification, or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the 1933 Act, 1934 Act, the 1940 Act or the rules and regulations thereunder). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order, or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them.

(f)         That the Acquiring Fund shall have obtained an opinion from K&L Gates, counsel for the Acquired Fund, dated as of the Closing Date (which opinion will be subject to certain qualifications), addressed to the Acquiring Fund, and based upon such representations of the parties as K&L Gates may reasonably request and the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, that the Reorganization set forth in this Agreement qualifies as a reorganization as described in Section 368(a) of the Code.

(g)        That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquired Fund Trust or the Acquired Fund, be contemplated by the Commission.

(h)        That the Acquired Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

(i)         That all proceedings taken by the Acquired Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

(j)         That prior to the Closing Date the Acquired Fund shall have declared a dividend or dividends that, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income, if any (computed without regard to any deduction for dividends paid), all of its net tax-exempt income, if any, and all of its net capital gain, if any, in each case for its taxable year beginning on April 1, 2017 and ending on the Closing Date and, if still timely under Section 855 of the Code, the taxable year ending on March 31, 2018.

10.       Termination, Postponement and Waivers.

(a)        Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Acquired Fund) prior to the Closing Date, or the Closing Date may be postponed,

(i)         by mutual consent of the Acquired Fund Trust Board of Trustees and the Acquiring Fund Trust Board of Trustees;

(ii)        by the Acquired Fund Trust Board of Trustees if any condition of the Acquiring Fund’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; or

(iii)       by the Acquiring Fund Trust Board of Trustees if any condition of the Acquired Fund’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.

(b)        If the Reorganization contemplated by this Agreement has not been consummated by February 16, 2019, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Acquired Fund Trust Board of Trustees and the Acquiring Fund Trust Board of Trustees.

(c)        In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of the Acquired Fund, the Acquiring Fund or persons who are their directors, trustees, officers, agents, or shareholders in respect of this Agreement.

(d)       At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Acquired Fund Trust Board of Trustees or the Acquiring Fund Trust Board of Trustees (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of their respective Fund, on behalf of which such action is taken.

(e)        The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and the Acquired Fund and the Acquiring Fund and the officers, trustees, agents, or shareholders of such Funds shall not have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, trustee, agent, or shareholder of either the Acquired Fund or the Acquiring Fund against any liability to the entity for which that officer, trustee, agent, or shareholder so acts or to its shareholders, to which that officer, trustee, agent, or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(f)         If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the respective Boards to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Acquired Fund unless such terms and conditions shall result in a change in the method of computing the number of Merger Shares to be issued to the Acquired Fund, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of the Acquired Fund prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Acquired Fund promptly shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.       Indemnification.

(a)        Each party (an “Indemnitor”) shall indemnify and hold the other and its officers, trustees, agents, and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs, and expenses of any nature whatsoever (including reasonable attorneys’ fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit, or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty, or covenant made herein by the Indemnitor; provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s: (i) willful misfeasance; (ii) bad faith; (iii) gross negligence; or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

(b)        The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs, and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to the Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle, or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain the Indemnitor’s prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep the Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12.       Other Matters.

(a)       All covenants, agreements, representations, and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(b)        All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Acquired Fund shall be addressed to Small Company Fund, c/o John Hancock, 601 Congress Street, Boston, Massachusetts 02210, Attention: Chief Legal Officer, or at such other address as the Acquired Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to Small Cap Core Fund c/o John Hancock, 601 Congress Street, Boston, Massachusetts 02210, Attention: Chief Legal Officer, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Acquired Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

(c)       This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the domestic substantive laws of the Commonwealth of Massachusetts applicable to agreements made and to be performed in said state, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

(d)        It is expressly agreed that the obligations of each of the Acquired Fund Trust, on behalf of the Acquired Fund, and the Acquiring Fund Trust, on behalf of the Acquiring Fund, hereunder shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the trust property of the respective Fund as provided in the Acquired Fund Trust Declaration or the Acquiring Fund Trust Declaration, as applicable. The execution and delivery of this Agreement has been authorized by the Acquired Fund Trust Board of Trustees, on behalf of the Acquired Fund, and the Acquiring Fund Trust Board of Trustees, on behalf of the Acquiring Fund, and signed by authorized officers of each respective Trust, acting as such, and neither such authorization by such trustees, nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each respective Trust on behalf of the relevant Fund as provided in the Acquired Fund Trust Declaration and the Acquiring Fund Trust Declaration, as applicable.

(e)        This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

THE REST OF THIS PAGE IS INTENTIONALLY BLANK.

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

JOHN HANCOCK FUNDS III,
on behalf of its series, John Hancock Small Company Fund

By:

Name:	[_______________________________]

Title:	[________________________________]

JOHN HANCOCK INVESTMENT TRUST,
on behalf of its series, John Hancock Small Cap Core Fund

By:

Name:	[_______________________________]

Title:	[________________________________]

Agreed to and accepted as to Section 5 only:
JOHN HANCOCK ADVISERS, LLC

By:

Name:	[_______________________________]

Title:	[________________________________]

Thank you for mailing your proxy card promptly!

[Logo] John Hancock(R) John Hancock Funds, LLC
MEMBER FINRA

601 Congress Street
Boston, MA 02210-2805

1-800-225-5291
1-888-231-5469 TTY
1-800-338-8080 EASI-Line

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John Hancock Funds, LLC ■ Member FINRA, SIPC
601 Congress Street ■ Boston, MA 02210-2805 ■ 800-225-5291 ■ jhinvestments.com

348DPX 11/17

John Hancock Investments
John Hancock Funds, LLC ■ Member FINRA, SIPC
601 Congress Street ■ Boston, MA 02210-2805 ■ 800-225-5291 ■ jhinvestments.com

348SPX 11/17

STATEMENT OF ADDITIONAL INFORMATION

November 9, 2017

SMALL COMPANY FUND
(the “Acquired Fund,” a series of John Hancock Funds III)

AND

SMALL CAP CORE FUND
(the “Acquiring Fund,” a series of John Hancock Investment Trust)

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the related combined Proxy Statement and Prospectus (also dated November 9, 2017). This SAI provides additional information about the Acquired Fund and the Acquiring Fund (the “Funds”). The Acquired Fund is a series of John Hancock Funds III (the “Acquired Fund Trust”), a Massachusetts business trust, and the Acquiring Fund is a series of John Hancock Investment Trust (the “Acquiring Fund Trust”), also a Massachusetts business trust. Please retain this SAI for further reference.

This SAI is intended to supplement the information provided in a combined Proxy Statement and Prospectus dated November 9, 2017, relating to the proposed reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”) and in connection with the solicitation by the Acquired Fund of proxies to be voted at the Special Meeting of Shareholders of the Acquired Fund to be held on January 26, 2018.

A copy of the Proxy Statement and Prospectus can be obtained free of charge by writing or telephoning:

John Hancock Advisers, LLC
601 Congress Street
Boston, Massachusetts 02210
800-225-5291

Shareholders will receive a copy of each document that is incorporated by reference upon any request to receive a copy of this SAI.

1.	The Statement of Additional Information dated July 1, 2017, with respect to the Acquired Fund, as supplemented August 1, 2017 (the “Acquired Fund SAI”)

2.
The Statement of Additional Information dated March 1, 2017, as revised June 1, 2017, for the Acquiring Fund’s Class A and Class I shares, as supplemented June 23, 2017 and August 1, 2017 (the “Acquiring Fund Class A and Class I SAI”)

3.	The Statement of Additional Information dated August 24, 2017 for the Acquiring Fund’s Class R6 shares (the “Acquiring Fund Class R6 SAI”)

4.	The Annual Report of the Acquired Fund Trust for the fiscal year ended March 31, 2017, with respect to the Acquired Fund (the “Acquired Fund Annual Report”)

5.	The Annual Report of the Acquiring Fund Trust for the fiscal year ended October 31, 2016, with respect to the Acquiring Fund (the “Acquiring Fund Annual Report”)

6.	The Semiannual Report of the Acquiring Fund Trust for the six months ended April 30, 2017, with respect to the Acquiring Fund (the “Acquiring Fund Semiannual Report”)

7.	Pro forma financial information

INFORMATION INCORPORATED BY REFERENCE

The Acquired Fund SAI is incorporated by reference to:

1.
Post-Effective Amendment No. 74 to the Acquired Fund Trust’s registration statement on Form N-1A, which was filed with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 485(b) under the Securities Act of 1933, as amended (the “Securities Act”) (File Nos. 333-125838, 811-21777) on June 27, 2017 (Accession No. 0001133228-17-004191); and

2.
The supplement to the Acquired Fund Trust’s Statement of Additional Information that was filed with the SEC pursuant to Rule 497(e) under the Securities Act (File No. 333-125838) on August 1, 2017 (Accession No. 0001133228-17-004760).

The Acquiring Fund Class A and Class I SAI is incorporated by reference to:

1.
The definitive form of Statement of Additional Information that was filed with the SEC pursuant to Rule 497(e) under the Securities Act (File No. 002-10156) on June 1, 2017 (Accession No. 0001133228-17-003791);

2.
The supplement to the Acquiring Fund’s Statement of Additional Information that was filed with the SEC pursuant to Rule 497(e) under the Securities Act (File No. 002-10156) on June 23, 2017 (Accession No. 0001133228-17-004131); and

3.
The supplement to the Acquiring Fund’s Statement of Additional Information that was filed with the SEC pursuant to Rule 497(e) under the Securities Act (File No. 002-10156) on August 1, 2017 (Accession No. 0001133228-17-004761).

The Acquiring Fund Class R6 SAI is incorporated by reference to the definitive form of Statement of Additional Information that was filed with the SEC pursuant to Rule 485(b) under the Securities Act (File No. 002-10156) on August 24, 2017 (Accession No. 0001133228-17-005167).

The Acquired Fund Annual Report is incorporated by reference to the Acquired Fund Trust’s report on Form N-CSR (File No. 811-21777) that was filed with the SEC on May 22, 2017 (Accession No. 0001145443-17-000644).

The Acquiring Fund Annual Report is incorporated by reference to the Acquiring Fund Trust’s report on Form N-CSR (File No. 811-00560) that was filed with the SEC on December 22, 2016 (Accession No. 0001145443-16-002448).

The Acquiring Fund Semiannual Report is incorporated by reference to the Acquiring Fund Trust’s report on Form N-CSR (File No. 811-00560) that was filed with the SEC on June 27, 2017 (Accession No. 0001145443-17-000716).

PRO FORMA FINANCIAL INFORMATION

The pro forma information provided herein should be read in conjunction with the Acquired Fund Annual Report, the Acquiring Fund Annual Report, and the Acquiring Fund Semiannual Report, each of which is on file with the SEC and available at no charge.

The unaudited pro forma information set forth below for the twelve months ended April 30, 2017, is intended to present ratios and supplemental data as if the Reorganization of the Acquired Fund into the Acquiring Fund had been consummated at the beginning of that period, on May 1, 2016. The Reorganization is intended to consolidate the Acquired Fund with a similar fund.

Each Fund is advised by John Hancock Advisers, LLC (“JHA”). Mesirow Financial Investment Management, Inc. serves as the subadvisor of the Acquired Fund and John Hancock Asset Management a division of Manulife Asset Management (US) LLC serves as the subadvisor of the Acquiring Fund. Each Fund is a diversified series of its respective Trust, each a Massachusetts business trust.

The purpose of the Reorganization is to consolidate the two Funds, each of which invests primarily in small cap equity securities. As fixed costs are spread across the larger asset base of a combined fund with a greater potential for asset growth, overall gross shareholder expenses may be reduced in the future.

The Acquiring Fund currently offers Class A, Class I, Class R6, and Class NAV shares. The Acquired Fund currently offers Class A, Class ADV, Class I, Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares. In connection with the Reorganization, Class A shareholders of the Acquired Fund will receive Class A shares of the Acquiring Fund; Class ADV and Class I shareholders of the Acquired Fund will receive Class I shares of the Acquiring Fund; and Class I, Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shareholders of the Acquired Fund will receive Class R6 shares of the Acquiring Fund. The Acquiring Fund will not issue additional Class NAV shares in connection with the Reorganization.

Class A shares of each Fund have the same characteristics and same fee structures. Class A shares of each Fund are offered with a maximum front-end sales load of 5.00% and are subject to annual Rule 12b-1 fees of 0.30% (for the Acquired Fund) or 0.25% (for the Acquiring Fund).

Class I shares of each Fund have the same characteristics and same fee structures. Class I shares of each Fund are offered without a sales load and are not subject to Rule 12b-1 fees.

Class R6 shares of each Fund have the same characteristics and same fee structures. Class R6 shares of each Fund are offered without a sales load and are not subject to Rule 12b-1 fees.

Class ADV shares of the Acquired Fund are offered without a sales load, but are subject to annual Rule 12b-1 fees of 0.25%. The Acquiring Fund does not offer Class ADV shares.

Class R1, Class R2, Class R3, Class R4, and Class R5 shares of the Acquired Fund are offered without a sales load, but are subject to annual Rule 12b-1 fees and service plan fees, as shown in the following table.

Acquired Fund Class	Rule 12b-1 Fee	Service Plan Fee
Class R1	0.50%	0.25%
Class R2	0.25%	0.25%
Class R3	0.50%	0.15%
Class R4	0.25%	0.10%
Class R5	0.00%	0.05%

The Acquiring Fund does not offer Class R1, Class R2, Class R3, Class R4, and Class R5 shares.

As of August 31, 2017, the Acquired Fund and Acquiring Fund’s net assets amounted to approximately $341.8 million and $149.8 million, respectively.

The monthly management fees that each Fund pays to JHA are shown in the following table, as annual percentages of each Fund’s average daily net assets.

Small Company Fund Management Fee Schedule	Small Cap Core Fund Management Fee Schedule (effective October 1, 2017)
0.900% — First $500 million 0.850% — Next $500 million 0.800% — Excess over $1 billion	0.870% — First $300 million 0.830% — Next $300 million 0.815% — Next $300 million 0.800% — Excess over $900 million

During the fiscal year ended March 31, 2017, Small Company Fund paid an effective annual advisory fee of 0.88% (including any waivers and/or reimbursements). During the fiscal year ended October 31, 2016, Small Cap Core Fund paid an effective annual advisory fee of 0.89% (including any waivers and/or reimbursements).

JHA, and not either of the Funds, pays subadvisory fees to each Fund’s subadvisor.

The Acquired Fund and the Acquiring Fund have the same other service providers, as detailed in the following table.

Distributor	John Hancock Funds, LLC 601 Congress Street Boston, MA 02210-2805
Transfer agent	John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913
Custodian	State Street Bank & Trust Company State Street Financial Center One Lincoln Street Boston, MA 02111
Independent registered public accounting firm	PricewaterhouseCoopers LLP 101 Seaport Boulevard, Suite 500 Boston, Massachusetts 02210

On a pro forma basis, for the twelve months ended April 30, 2017, based on the Acquiring Fund’s management and distribution fees in effect as of October 1, 2017, the proposed reorganization of the Acquiring Fund and the Acquired Fund would have resulted in a decrease in management fees of approximately $190,508, a decrease in audit fees of approximately $52,231, a decrease in registration fees and distribution fees of approximately $128,665, and an increase in transfer agent fees of approximately $250, resulting in an overall decrease of $371,154 in gross operating expenses for the combined Fund’s expense ratios and an expense decrease of less than $0.01 per share for the Acquiring Fund and an expense decrease of approximately $0.02 per share for the Acquired Fund.

On a pro forma basis, for the twelve months ended April 30, 2017, based on the Acquiring Fund’s management and distribution fees in effect prior to October 1, 2017, the proposed reorganization of the Acquiring Fund and the Acquired Fund would have resulted in an increase in management fees of approximately $1,789, a decrease in audit fees of approximately $52,231, a decrease in registration fees and distribution fees of approximately $11,204, and an increase in transfer agent fees of approximately $250, resulting in an overall decrease of $61,396, in gross operating expenses for the combined Fund’s expense ratios and an expense decrease of less than $0.01 per share for the Acquiring Fund and an expense decrease of less than $0.01 per share for the Acquired Fund.

No significant accounting policies will change as a result of the proposed Reorganization, specifically, policies regarding valuation of portfolio securities or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. The Acquiring Fund is expected to be the accounting survivor after the Reorganization.

A Fund’s ability to carry forward capital losses, if any, and to use them to offset future gains may be limited as a result of the Reorganization. “Pre-acquisition losses” of either the Acquired Fund or the Acquiring Fund (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable to offset gains of the combined Fund. Additionally, if one Fund has net unrecognized gains above a certain threshold as of the date of the Reorganization (“built-in gains”), the other Fund’s pre-Reorganization losses cannot be used to offset such built-in gains if they are recognized during the five-year period beginning on the date of the Reorganization.

In addition, the Reorganization will result in the spreading of tax benefits and tax costs across the larger shareholder base of the combined Fund. On the one hand, the shareholders of the Acquired Fund will receive a proportionate share of any “built-in” (unrealized) gains in the Acquiring Fund’s assets, as well as any taxable gains realized by the Acquiring Fund but not distributed to its shareholders prior to the Reorganization, when such gains are eventually distributed by the Acquiring Fund. As a result, shareholders of the Acquired Fund may receive larger taxable distributions than they would have had the Reorganization not occurred. Additionally, any pre-acquisition losses of the Acquired Fund (whether realized or unrealized) remaining after the operation of the limitation rules described above will become available to offset post-Reorganization capital gains otherwise distributed to a broader group of shareholders than would have been the case absent such Reorganization, such that the benefit of those losses to the Acquired Fund shareholders may be further reduced relative to what the benefit would have been had the Reorganization not occurred. On the other hand, any pre-acquisition losses of the Acquiring Fund remaining after the operation of the limitation rules described above will be available to offset capital gains of the combined Fund realized after the Reorganization other than Acquired Fund built-in gains (as set forth above), potentially resulting in a tax benefit to the Acquired Fund shareholders. Assuming certain conditions are satisfied, the Reorganization is expected to be a tax-free reorganization for federal income tax purposes, meaning that no gain or loss will be recognized by the Acquired Fund, the Acquiring Fund, or their shareholders as a result of the Reorganization.

As of August 31, 2017, the Acquired Fund had unrealized appreciation of 10.13% of its net assets, and the Acquiring Fund had unrealized appreciation of 17.09% of its net assets. As of August 31, 2017, the Acquiring Fund had short-term capital loss carryforwards of $668,155, and long-term capital loss carryforwards of $307,050, which have no expiration date, and the Acquired Fund had no short-term capital loss carryforwards and long-term capital loss carryforwards.

As a result of the Reorganization, the Acquired Fund’s capital loss carryforwards may be limited.

The amount of realized and unrealized gains and losses of each Fund, as well as the size of each Fund, at the time of the Reorganization will determine the extent to which the Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the combined Fund following the Reorganization, and consequently the extent to which the combined Fund may be required to distribute gains to its shareholders earlier than would have been the case absent the Reorganization. Thus the impact of the rules described above will depend on factors that are currently unknown, such that this impact cannot be calculated precisely prior to the Reorganization.

The estimated cost of the Reorganization is approximately $293,675. Each of the Acquired Fund and the Acquiring Fund will pay a pro rata portion of the costs that are incurred in connection with the Reorganization based on the respective Fund’s pro rata share of the expected overall expense ratio savings that the Funds collectively are expected to realize as a result of the Reorganization. Based on current asset levels, the Acquired Fund is expected to realize approximately one basis point (0.01%) and the Acquiring Fund is expected to realize approximately one basis point (0.01%) in overall expense ratio savings resulting from the Reorganization. Accordingly, the Acquired Fund and the Acquiring Fund will bear approximately $218,461 (0.06% of the Fund’s total net assets, approximately $0.02 per share of the Fund) and $75,214 (0.06% of the Fund’s total net assets, less than $0.01 per share of the Fund), respectively.

Notwithstanding the foregoing, the Acquired Fund will pay any brokerage commissions, dealer mark-ups, and similar expenses that it may incur in connection with the purchases or sale of portfolio securities, and the Acquiring Fund will pay all governmental fees required in connection with the registration or qualification under applicable state and federal laws of the shares of the Acquiring Fund issued in connection with the Reorganization. If the Reorganization is not consummated, the Advisor will pay the expenses of the Reorganization.

In order to better align the portfolios of the Acquired and Acquiring Funds, prior to the Reorganization, the Acquired Fund may sell up to approximately 94% of its assets and invest the proceeds of such sales in securities in which the Acquiring Fund invests. Sales of portfolio securities by the Acquired Fund are expected to result in brokerage commissions or other transaction costs of up to approximately $203,686 (0.06% of the Fund’s total net assets, approximately $0.02 per share of the Fund). The Acquired Fund’s portfolio securities have an estimated net appreciation of approximately $41,074,201 based on market valuations as of September 21, 2017, equal to approximately 12% of the Acquired Fund’s net assets, or approximately $3.53 per Acquired Fund share.